Rule 497(c)
                                                      Registration No. 33-81748


PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                     JANUARY 31, 1997

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                              DJG VALUE EQUITY FUND

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DJG Value Equity Fund (the "Fund") is a diversified  investment portfolio of the
OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objectives are long-term appreciation and preservation of capital. The Fund will seek to achieve its objectives by researching and investing in equity securities priced at a discount to their intrinsic values. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event or combination thereof.


David J. Greene and Company, a registered investment adviser, serves as the Fund's investment adviser and manages the Fund's portfolio (the "Adviser"). The Adviser specializes in equity management with a value style orientation and currently manages in excess of $1.6 billion in assets for pension, profit sharing, endowment and individual accounts. The address of the Company is 125 West 55th Street, New York, New York 10019. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.


SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.


INVESTORS ARE ADVISED THAT (A) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (B) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

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THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              WHAT YOU NEED TO KNOW

The Company...................................................................2
Investment Objectives and Policies............................................2
Investment Policies and Techniques............................................3
Limiting Investment Risks.....................................................5
Management....................................................................6
About Your Investment.........................................................6
How the Company Values Its Shares.............................................7
How Distributions are Made: Tax Information...................................8
Shareholder Communications ...................................................8
Performance Information.......................................................9
Counsel; Independent Accountants..............................................9


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                                   THE COMPANY

The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the
"Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund has investment objectives which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objectives of the Fund without thirty days prior written notice to shareholders. There is no assurance that the Fund will achieve its objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The investment objectives of the Fund are long-term appreciation and preservation of capital, which the Fund seeks to achieve by investing in undervalued securities and in special situations. Capital appreciation is achieved over time as the price-value gap narrows, often as a result of a corporate change or the occurrence of a major non-operating event - such as a major management change, substantial share repurchase, spin-off, split-up, restructuring, liquidation, acquisition or other catalyst. The Adviser attempts to manage the Fund so as to provide consistent absolute returns as well as outperform the S&P 500 over a market cycle by using a bottom up value-oriented approach to equity investment that stresses the purchase of securities with cash flow, reported earnings and asset value at a measured price.

The Adviser's investment philosophy is centered upon fundamental research with particular emphasis on event-driven special situations. Valuations are based on cash flow (defined as earnings plus non-cash charges, less required capital spending and working capital) rather than reported earnings in order to focus on underlying economics rather than accounting. Furthermore, the Adviser believes that management's capabilities and motivations with respect to the enhancement of shareholder value are particularly important in making investment decisions. Generally, the sale of a security will be based upon factors such as (i) an increase in the share price which adequately reflects the original investment premise, (ii) any other significant increase in the market valuation of a stock relative to its true economic value (a narrowing of the price value gap); (iii) availability of alternative investments with greater ratios


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of reward to risk; and (iv) perceived  deterioration of the issuer's  operations which may adversely affect the underlying value of the security. Turnover will be influenced by sound investment practices related to the Fund's objectives, and the need for funds in the event of redemptions of the Funds shares.

Investments for the Fund will be made by the Adviser on a stock by stock basis without regard to market timing. Cash reserves for the Fund will fluctuate based upon individual investment decisions as well as purchases and new redemptions of the Fund's shares.

The Fund will normally invest its assets in a diversified portfolio of equity securities, including common stocks, rights, and warrants to subscribe for or purchase common stocks. The Fund may purchase listed and unlisted common and preferred stocks, securities of companies in bankruptcy, fixed income securities which are convertible into equity securities, as well as write covered call options on such equity securities. In addition, the Fund may invest in "risk arbitrage positions", which include securities that may become exchangeable for cash or other securities as a result of the issuer being an announced candidate for a merger, acquisition, restructuring or similar transaction, or securities the issuer of which has been the subject of a filing on Schedule 13D under the Securities Exchange Act of 1934. Dividends and interest are not prime considerations in the purchase of securities but are considered in relation to the total expected return of the investment. Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities. Cash reserves may be invested in short-term fixed income instruments including money market funds, certificates of deposit and commercial paper.


                       INVESTMENT POLICIES AND TECHNIQUES

WARRANTS
The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. The Fund will not, however, purchase any warrant if, as a result of such purchase, 5% or more of the Fund's total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Fund's total assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

COVERED CALL OPTIONS
To assist in the management of its portfolio and to enhance the Fund's performance, the Fund may engage in the writing (selling) of call option contracts on securities at such times as the Adviser shall determine to be appropriate. However, options shall be written solely as "covered" call options, that is, options on securities that the Fund owns. The fund will write covered call options on securities held in the portfolio at the exercise price which would approximate the price at which the Adviser would desire to sell the security. The Fund will not write covered call options on portfolio securities having an aggregate value in excess of 20 percent of the Fund's net assets. A call option gives the purchaser of the option the right to buy a security from a writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.

The Fund will purchase options only to close out a call option position. In order to close out a position, the Fund will make a "closing purchase transaction" - the purchase of a call option on the same security with the same exercise price and expiration date as a call option which it has previously written When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Fund will realize a profit or loss from a closing purchase transaction if the amount paid to


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purchase a call  option is less or more than the amount  received  from the sale thereof. There can be no assurance that the Fund will be able to effect closing purchase transactions at a time when it desires to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the options exists on a national securities exchange.

Securities for the Fund's portfolio will at all times be bought and sold solely on the basis of investment considerations and appropriateness to the fulfillment of the Fund's objective.

CORPORATE REORGANIZATIONS
The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgement of the Adviser, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Fund may sustain a loss.

PORTFOLIO TRANSACTIONS
All orders for transactions in securities and any other investments on behalf of the Fund will be placed with broker-dealers selected by the Adviser. The Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and in the national over-the-counter market as agent and retain commissions in accordance with certain regulations of the SEC and procedures adopted by the Fund's Board of Directors. In addition, the Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received. In placing orders, it is the policy of the Fund to obtain the net best results taking into account the broker's general execution and operational facilities as well as the type of transaction involved. While the Adviser generally seeks a competitive price in placing its orders, the Fund may not necessarily be paying the lowest price available. In accordance with procedures adopted by the Board of Directors, in order for the Adviser, as an affiliated person, to be permitted to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for Fund are made independently from those for other accounts advised or managed by the Adviser, including accounts designated as proprietary. However, since the research resources and Investment Committee process of the Adviser are common to all accounts, including the Fund, all such other accounts are prepared to invest in, or desire to dispose of, the same securities at the same time as the Fund, and transactions in such securities will be made, insofar as feasible, for the respective accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives including tax considerations for individual accounts, a particular security may be purchased for the Fund or such other accounts when the Fund or such other accounts are selling the same security. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts, including proprietary accounts, in order to obtain best execution in accordance with the Fund's Code of Ethics and applicable SEC no-action positions on this subject.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire


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more than 3% of the voting securities of any other investment company.  The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, such an investment otherwise meets its criteria, such as a closed-end investment company selling at a discount to its net asset value. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objectives and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER
The Adviser's investment style usually requires a holding period of one year or more, however, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 50% in any one year.


                            LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     2. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     3. The Fund may not borrow money except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets, and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of the Fund's total assets.

     4. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and


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

in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                   MANAGEMENT

The business and affairs of the Fund are managed under the general direction and supervision of the Company's Board of Directors. The Fund's day-to-day operations are handled by the Company's officers. The Management of the Fund's portfolio, including the placement of purchase and sale orders, is the responsibility of the investment adviser.

INVESTMENT ADVISER
The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .80% of the Fund's average daily net assets.

David J. Greene & Company ("the Adviser") is an investment adviser and broker-dealer registered with the SEC and the NASD. The Firm, established as a partnership in 1952, is located at 599 Lexington Avenue, New York, N.Y. 10022. As of April 30, 1996, the Adviser had investment management authority with respect to approximately $1.6 billion of assets for pension, profit sharing, endowment and individual accounts. The partnership consists of fourteen partners and a staff of twenty-one professional and support persons, all of whom devote their full time to the business. The Adviser specializes in equity management with a value style orientation.

PORTFOLIO MANAGER
Erwin A. Zeuschner, a Senior Partner of David J. Greene and Company for the past 16 years, is primarily responsible for the daily management of the Fund. Mr. Zeuschner will undertake his responsibilities under guidelines established by the Adviser's Investment Committee, consisting of Alan I. Greene, Robert J. Ravitz and Michael C. Greene in addition to himself.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. BISYS Fund Services, Inc. provides transfer agency services and dividend disbursing services for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 125 West 55th Street, New York, New York 10019. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


                              ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The


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

Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios offered through the Account on the basis of their respective net asset values.

                        HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS

THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                             PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc. and Standard and Poor's Corporation . The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                      Rule 497(c)
                                                      Registration No. 33-81748

PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                     JANUARY 31, 1997

--------------------------------------------------------------------------------


                  OFFITBANK VIF-U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


OFFITBANK VIF-U.S. Government Securities Fund (the "Fund") is an investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government Obligations. There can be no assurance that the Fund's investment objective will be achieved.


OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages in excess of $8 billion in assets. The address of the Company is 125 West 55th Street, New York, New York 10019. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.


SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.

INVESTORS ARE ADVISED THAT (A) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (B) SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              WHAT YOU NEED TO KNOW


The Company....................................................................2
Investment Objective and Policies..............................................2
Investment Policies and Techniques.............................................4
Special Risk Considerations....................................................7
Limiting Investment Risks.....................................................10
Management....................................................................10
About Your Investment.........................................................11
How the Company Values Its Shares.............................................12
How Distributions Are Made: Tax Information...................................12
Shareholder Communications ...................................................13
Performance Information.......................................................13
Counsel; Independent Accountants..............................................13

                                  THE COMPANY

The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the
"Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objectives and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objectives of the Fund without thirty days prior written notification to shareholders. There is no assurance that the Fund will achieve its objectives.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.


The Fund's investment objective is to seek current income consistent with preservation of capital. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its total assets in U.S. Government obligations. In addition, the Fund may invest up to 20% of its total assets in other high quality fixed income securities including, but not limited to,
mortgage-backed   and  asset-backed   securities,   sovereign   obligations  of
Australia, Canada, Denmark, France, Germany, Japan, New Zealand and The United Kingdom. Any fund investments denominated in any foreign currency will be hedged against fluctuations in value versus the U.S. dollar. See "Limiting Investment Risks".


Obligations of the U.S. Government in which the Fund may invest are in two broad categories and include the following: (a) direct obligations of the U.S. Treasury, which differ only in their interest rates, maturities and times of issuance, including U.S. Treasury Bills (maturities of one year or less), U.S. Treasury Notes (maturities of one to ten years), and U.S. Treasury Bonds (generally, maturities greater than ten years); and (b) obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government which are supported by: (i) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates, See below); (ii) the right of the issuer to borrow an amount limited to a specific amount of credit from the U.S. Government; (iii) the credit of the instrumentality (e.g., bonds issued by the Federal National Mortgage Association ("FNMA")); or (iv) the discretionary authority of the U.S. Government to purchase certain obligations of U.S. Government agencies or instrumentalities (collectively, "Government Securities").

The agencies and instrumentalities that issue Government Securities include, among others, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Student Loan Marketing Association and U.S. Maritime Administration.

Securities issued by the U.S. Government differ with respect to maturity and mode of payment. The modes of payment are coupon paying and capital appreciation. Coupon paying bonds and notes pay a periodic interest payment, usually semi-annually, and a final principal payment at maturity. Capital appreciation bonds and Treasury bills accrue a daily amount of interest income, and pay a stated face amount at maturity. Most U.S. Government capital appreciation bonds were created as a result of the separation of coupon paying bonds into distinct securities representing the periodic coupon payments and the final principal payments. This is referred to as "stripping". The separate securities representing a specific payment to be made by the U.S. Government on a specific date are also called "zero coupon bonds." Current federal tax law requires the Fund to accrue as income daily a portion of the original issue discount at which each zero coupon bond was purchased. Amortization of this discount has the effect of increasing the Fund's income, although it receives no actual cash payments. The Fund distributes this income to its shareholders as income dividends and such income is reflected in the Fund's quoted yield. (See "Other Investment Policies - Zero Coupon Securities, Pay-In Kind Bonds and Discount Obligations").

At any given time, there is a relationship between the yield of the U.S. Government obligation and its maturity. This is called the "yield curve". Since Government Securities are assumed to have negligible credit risks, the main determinant of yield differential between individual securities is maturity. When the yield curve is such that longer maturities correspond to higher yields, the yield curve has a positive slope and is referred to as a "normal" yield curve. At certain times shorter maturities have high yields and the yield curve is said to be "inverted". Even when the yield curve is "normal" (i.e. has a positive slope), the relationship between yield and maturity for some Government Stripped Securities is such that yields increase with maturity up to some point, and then after peaking, decline so that the longest maturities are not the highest yielding. This is called a "humped" curve. The highest yielding point on the yield curve for such securities is referred to as the "stripper's hump".

U.S. Government securities of the type in which the Fund may invest have historically involved little risk of principal if held to maturity. The
Government's guarantee of the securities in the Fund, however, does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of the Fund's investments varies inversely with changes in interest rates. For example, as interest rates rise, the value of the Fund's investments will tend to decline and as interest rates fall, the value of the Fund's investments will tend to increase. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer.

The Fund is not limited to the maturities of the securities in which it may invest. Debt securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.

The Advisor seeks an enhanced fixed income return through the active management of portfolio duration and sector allocation. Investment decisions are based on a continual evaluation of the supply and demand for capital, the current and future shape of the yield curve, underlying trends in the direction of interest rates and relative value among market sectors. The selection of individual investment reflects the Advisor's view of relative value within and among market sectors. The Advisor manages duration and maturity to take advantage of interest rates and yield curve trends. A minimum of 80% of the Fund will be invested in Government Securities.

Up to 20% of the Fund's total assets may be allocated to other fixed income securities each of which will be rated AAA by S&P or Aaa by Moody's or will be deemed of comparable quality by the Adviser, including: (such as debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities of Australia, Canada, Denmark, France, Germany, Japan, New Zealand and the United Kingdom), debt obligations of supranational entities; and debt obligations of the U.S. Government; and corporate obligations including asset-backed securities. Any Fund investment denominted in a foreign currency will be hedged against fluctions in value versus the U.S. dollar.

The obligations of foreign governmental entities, including supranational issuers, have various kinds of government support. Obligations of foreign governmental entities include obligations, issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. These obligations may or may not be supported by the full faith and credit of a foreign government. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The governmental agencies, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions, if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.


                       INVESTMENT POLICIES AND TECHNIQUES

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS
The Fund may invest in zero coupon securities and a substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Zero coupon securities and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

REVERSE REPURCHASE AGREEMENTS
The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

MORTGAGE-RELATED SECURITIES
The Fund may invest in all or a portion of the 20% of its assets not required to be invested in U.S. Government Obligations in mortgage-related securities. Mortgage-related securities provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments - Mortgage-Related Securities" in the Statement of Additional Information.


ASSET-BACKED SECURITIES
The Fund may invest all or a portion of the 20% of its assets which are not required to be invested in U.S. Government Obligations in asset-backed securities. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FOREIGN  SECURITIES
The Fund may invest all or a portion of the 20% of its assets not required in U.S. Government Obligations in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value may be affected by changes in exchange rates. See "Special Risk Considerations."

HEDGING  AND  OTHER  STRATEGIC  TRANSACTIONS
The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations--Hedging and Other Strategic Transactions."

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy to hedge all non-dollar investments with the U.S. dollar. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

ILLIQUID SECURITIES
The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES
The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash and/or invest up to 100% of its assets in U.S. money market instruments and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in high quality domestic money market instruments.

PORTFOLIO TURNOVER
The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.


                          SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objectives.

INTEREST RATE FLUCTUATIONS AND CREDIT RISK
The performance of the Fund depends in part on interest rate changes. As interest rates increase, the value of the fixed income securities held by the Fund tends to decrease. This effect will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which are more sensitive to interest rate changes. There is no restriction on the maturity of the Fund's portfolio or any individual portfolio security, and to the extent the Fund invests in securities with longer maturities, the volatility of the Fund in response to changes in interest rates can be expected to be greater than if the Fund had invested in comparable securities with shorter maturities. The performance of the Fund will also depend on the quality of its investments.
While U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the U.S. Treasury may be affected by changes in the creditworthiness of the agency that issued them. Guarantees of principal and interest on obligations that may be purchased by the Fund are not guarantees of the market value of such obligations, nor do they extend to the value of shares of the Fund. Other fixed-income securities in which the Fund may invest, while of investment-grade quality, may be of lesser credit quality than U.S. Government securities.

SOVEREIGN DEBT SECURITIES
Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund is authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The markets for certain of these securities are relatively new and the ability to establish and close out positions is subject to the maintenance of a liquid market that may not always be available. Therefore, the Fund does not make any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the
Commission, the CFTC, the Code or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Although the Fund intends to fully hedge its exposure to foreign currencies versus the U.S. dollar, the

Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity
Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.


                            LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

         1. The Fund may (I) borrow in an amount up to 25% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing and (ii) enter into reverse repurchase agreements.

         2. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (I) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                   MANAGEMENT

The business and affairs of the Fund are managed under the general direction and
supervision  of  the  Company's  Board  of  Directors.   The  Fund's  day-to-day
operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of .40% of the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in global assets management and offers its clients a complete range of investments in capital markets throughout the world. The Adviser currently manages in excess of $8 billion in assets and serves as investment adviser to fifteen registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.


PORTFOLIO MANAGER. Jack D. Burks will be the portfolio manager for the Fund. Mr. Burks is a Managing Director of the Adviser and has been associated with the Adviser in since 1984.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. BISYS Fund Services, Inc. provides transfer agency services and dividend disbursing services for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 125 West 55th Street, New York, New York 10019. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


                             ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                       HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                  HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS
The Fund will declare dividends from net investment income daily and paid monthly and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS

THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free

1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                            PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                       Rule 497(c)
                                                       Registration No. 33-81748

PROSPECTUS

THE OFFITBANK VARIABLE INSURANCE FUND, INC.                    JANUARY 31, 1997

-------------------------------------------------------------------------------

                        OFFITBANK VIF-U.S. SMALL CAP FUND

================================================================================

OFFITBANK VIF-U.S. Small Cap Fund (the "Fund") is a diversified investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller companies located in the United States. Up to 10% of the Fund's portfolio may be in companies located outside the United States. At least 65% of the Fund's portfolio will consist of securities of smaller portfolio companies with a capitalization of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as warrants and convertible debt securities. The Fund intends to invest primarily in publicly-held companies.

THE FUND WILL INVEST IN SMALL CAPITALIZATION ISSUERS WHICH ARE MORE VOLATILE THAN INVESTMENTS IN ISSUERS WITH MARKET CAPITALIZATION GREATER THAN $1 BILLION DUE TO THE LACK OF DIVERSIFICATION IN THE BUSINESS ACTIVITIES, AND CORRESPONDING GREATER SUSCEPTIBILITY TO CHANGES IN THE BUSINESS CYCLE OF SMALL CAPITALIZATION ISSUERS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Fund's investment objective will be achieved.


OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The address of the
Company is 125 West 55th Street, New York, New York 10019. Rockefeller & Co., Inc. (the "Sub-Adviser") has been engaged to provide investment advisory services, including portfolio management, to the Fund, subject to the supervision of the Adviser. Information regarding the Fund may be obtained by calling 1-800-618-9510.


SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.


INVESTORS ARE ADVISED THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.
                            ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              WHAT YOU NEED TO KNOW
                              ---------------------

The Company..................................................................2
Investment Objective and Policies............................................2
Investment Policies and Techniques...........................................3
Special Risk Considerations..................................................6
Limiting Investment Risks....................................................7
Management...................................................................8
About Your Investment........................................................9
How the Company Values Its Shares............................................9
How Distributions are Made: Tax Information.................................10
Shareholder Communications .................................................10
Performance Information.....................................................11
Counsel; Independent Accountants............................................11

                                   THE COMPANY

The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the
"Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of fundamental policy, the Directors would not materially change the investment objective of the Fund without thirty days prior written notice to shareholders. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The investment objective of the Fund is to achieve capital appreciation. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of securities of smaller publicly-held companies located in the United States. Up to 10% of the Fund's portfolio, however, may consist of securities of companies located outside the United States. At least 65% of the Fund's portfolio will consists of securities of smaller companies with a capitalization of $1 billion or less at the time of purchase, although the Fund may also invest in any company, entity or vehicle that conforms to its investment objective, including investments such as convertible debt securities and warrants. The Fund intends to invest primarily in publicly-held companies.

The Fund will invest primarily in companies which are expected to meet most of the following criteria: the company should have a market position in a fast growing segment of the economy, good management, preferably a leading position in its business, superior financial returns (i.e., primarily return on assets and invested capital) with ability to self-finance, and a reasonable market valuation. While the Fund will not generally invest in start-ups, it may invest in stock of companies' initial public securities offerings and companies having only a few years' operating history.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in companies which have undervalued assets and in special situations. Special situations might include private placements, fixed-income securities, cyclically depressed companies or take-over candidates. In analyzing convertible debt securities, the Sub- Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

The Fund will have a diversified portfolio. It will not ordinarily acquire more than 5% of its assets in the equity securities of any single issuer, although the holding of higher equity percentages will be considered under some circumstances. In furthering its objective, the Fund may also engage in indirect investments as discussed below, including investments in mutual funds, funds directed by other investment advisers or other pooled vehicles, (although the Sub-Adviser does not currently intend to invest in registered investment companies). Such investments will not exceed 10% of the portfolio. In the case of mutual funds, funds directed by other investment advisers or other pooled vehicles, such investments may be subject to management fees including performance fees which will be reflected in the net asset value of such securities. The Fund's management may alter the proportion of the portfolio invested for defensive purposes in order to respond to market conditions.

Trading policy (as opposed to investment policy) is determined by market conditions and is not constrained by tax considerations.

There can be no assurance that the investment methodology employed will satisfy the Fund's objective of capital appreciation. The Fund believes that investments that meet its objective potentially offer above average return, but they are higher risk investments and are expected to fluctuate more widely in price than the general market. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $1 billion due to the lack of diversification in the business activities, limited product lines, markets or financial resources, and correspondingly greater susceptibility to changes in the business cycle of small capitalization issuers. Smaller capitalization stocks as a group may not respond to general market rallies or downturns as much as other types of equity securities. This investment policy involves the risks that the changes or trends identified by the Sub-Adviser will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Fund will not benefit as anticipated from such changes or trends.

The convertible securities that may be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking capital appreciation. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature.

Under normal circumstances, the Fund may invest up to 10% of its assets in other
types  of  securities   including  equity  securities  and  nonconvertible  debt
securities of U.S. and non-U.S. issuers.

                       INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Fund may invest up to 10% of its assets in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value could be affected by changes in exchange rates. See "Special Risk Considerations."

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may be authorized to use a variety of investment strategies to hedge various market risks such as broad or specific market movements (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use cross currency hedges as a portfolio management strategy. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency positions. See "Special Risk Considerations - Risks of Hedging and Other Strategic Transactions". The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes no representation as to the availability of these techniques at this time or at any time in the future.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) enter into currency transactions. The Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from currency exchange rate fluctuations. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place liquid securities or cash not available for investment in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, liquid securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Sub-Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

CONVERTIBLE SECURITIES. The Fund may invest up to 10% of its assets in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

OTHER INVESTMENT COMPANIES AND POOLED VEHICLES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies, including mutual funds, investment partnerships and other pooled investment vehicles. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Sub-Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies or pooled investment products in which it invests in addition to the advisory fee paid by the Fund.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Sub-Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash and/or invest its assets in high quality debt securities or money market instruments of U.S. issuers.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in high quality money market instruments of U.S. Issuers.

PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                           SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) changes in the actual and perceived creditworthiness of the issuers of such securities, (2) factors affecting the industry in which the issuer operates, such as competition or technological advances and (3) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

FOREIGN SECURITIES
The Fund may invest up to 10% of its total assets in the securities of foreign issuers. There are certain risks involved in investing in securities of companies and governments of foreign nations which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements that are often generally less rigorous than those applied in the United States. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net return on such securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital investment, resources self-sufficiency and balance of payments positions. Investment in foreign securities will also result in higher operating expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, higher valuation and communications costs and the expense of maintaining securities with foreign custodians.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS
Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Sub-Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES
When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

                            LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

     1. The Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     2. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     3. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 30% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

     4. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The foregoing investment limitations described immediately above and certain of those described in the Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                   MANAGEMENT

The business and affairs of the Fund are managed under the general direction and
supervision  of  the  Company's  Board  of  Directors.   The  Fund's  day-to-day
operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.


The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $8 billion in assets and serves as investment adviser to fifteen other registered investment companies (or portfolios thereof). The principal business address of the Advisor is 520 Madison Avenue, New York, New York 10022.


THE SUB-ADVISER AND PORTFOLIO MANAGER.
The Sub-Adviser, Rockefeller & Co., Inc., subject to the overall supervision of the Adviser, provides the Fund with investment advisory services, including portfolio management, pursuant to an Investment Management Agreement (the "Management Agreement"). The Sub-Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, is a private investment advisory and management firm established by the Rockefeller Family to serve its own needs and those of a small number of other persons and institutions. As of January 1, 1996, the Sub-Adviser managed over $3 billion in assets. The Sub-Adviser, with offices at 30 Rockefeller Plaza, New York, New York 10112, is an indirect, wholly-owned subsidiary of the Rockefeller Family Trust.

The Sub-Adviser places the orders for the purchase and sale of portfolio securities and options and futures transactions for the Fund. In doing so, the Sub-Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

The Management Agreement provides that, as compensation for services, the Sub-Adviser is entitled to receive a fee from OFFITBANK, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets.

PORTFOLIO MANAGER.
Jane A. Freeman, an investment manager with the Sub-Adviser since 1988, is primarily responsible for the day-to- day management of the Fund's portfolio. Ms. Freeman has been the portfolio manager of other small capitalization equity investment vehicles managed by the Sub-Adviser. She received a B.A. from Cornell University in 1975, a License from the University of Louvain (Belgium) in 1977, and an M.B.A. (with distinction) from Cornell University in 1978.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. BISYS Fund Services, Inc. provides transfer agency services and dividend disbursing services for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 125 West 55th Street, New York, New York 10019. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


                              ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc. (the "Distributor"), the Fund's principal underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                        HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested), or deemed to be received in accordance with certain provisions of the Code.

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuity contracts, respectively, under the Code. If the foregoing requirements are not met, then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free

1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                             PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Russell 2000 (total return), and S&P SmallCap Index (total return). The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                       Rule 497(c)
                                                       Registration No. 33-81748

PROSPECTUS


THE OFFITBANK VARIABLE INSURANCE FUND, INC.                     JANUARY 31, 1997

--------------------------------------------------------------------------------
                          OFFITBANK VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


OFFITBANK VIF - High Yield Fund (the "Fund") is an  investment  portfolio of the
OFFITBANK Variable Insurance Fund, Inc. (the "Company") , an open-end, management investment company consisting of seven separate investment portfolios. The Fund's investment objective is to seek high current income with capital appreciation as a secondary objective. The Fund invests, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities rated below investment grade offering potential returns that are sufficiently high to justify the greater investment risks.

THE FUND MAY INVEST PRIMARILY IN HIGH YIELD, HIGH RISK CORPORATE DEBT SECURITIES AND SOVEREIGN DEBT OBLIGATIONS WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS." There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages in excess of $8 billion in assets. The address of the Company is 125 West 55th Street, New York, New York 10019. Yield and other information regarding the Funds may be obtained by calling 1-800-618-9510.

SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF ONE OR MORE OF THE FUNDS IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. INVESTORS ARE ADVISED THAT (A) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (B) SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                   ----------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              WHAT YOU NEED TO KNOW

Financial Highlights......................................................    2
The Company...............................................................    3
Investment  Objective and Policies........................................    3
Investment Policies and Techniques........................................    5
Special Risk Considerations...............................................   11
Limiting Investment Risks.................................................   20
Management................................................................   21
About Your Investment.....................................................   21
How the Company Values Its Shares.........................................   22
How Distributions are Made: Tax Information...............................   22
Shareholder Communications ...............................................   23
Performance Information...................................................   24
Counsel; Independent Accountants..........................................   24
Appendix A................................................................  A-1

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights of the High Yield Fund for the period ending September 30, 1996. The information below has been derived from financial statements included in the Semi-Annual Report to Shareholders for the period ending September 30, 1996. Such information has not been audited by Price Waterhouse LLP, independent auditors for the Company. The Semi-Annual Report is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated.


                               VIF-HIGH YIELD FUND


                                                         For the period August
                                                          28, 1996* through
                                                          September 30, 1996


For a share of capital stock outstanding through the period:
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD..........................     10.00


     Net investment income....................................      0.39

     Net realized and unrealized gains on investments.........      0.29
                                                                   -----

     Total from investment operations.........................      0.68
                                                                   -----


LESS DIVIDENDS AND DISTRIBUTIONS FROM:


     Net investment income....................................     (0.39)

     Total dividends and distribution.........................     (0.39)
                                                                   ------

NET ASSET VALUE, END OF PERIOD................................    $10.29

TOTAL INVESTMENT RETURN.......................................      6.963%


RATIOS/SUPPLEMENTAL DATA:



      Net assets, end of period (in thousands)................   $9,211


RATIOS TO AVERAGE NET ASSETS:


     Expenses(1)(2)...........................................      1.15%

     Net investment income (1)................................      7.77%


PORTFOLIO TURNOVER RATE.......................................        0%



*    Commencement of Operations.

(1)  Annualized
(2) If the Fund had borne all expenses that were paid or assumed by the Adviser and Administrator the above expense ratio would have been 2.70% for the Fund.

                                   THE COMPANY


The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the
"Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.


Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Funds, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.


                        INVESTMENT OBJECTIVE AND POLICIES

 The Fund has an objective which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities. Investors should note, however, that the Fund will invest their assets in accordance with their respective investment objectives and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding their ability to invest in comparable instruments.


The VIF-High Yield Fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in U.S. corporate fixed income securities (including debt securities, convertible securities and preferred stocks) which are lower rated or unrated at the time of investment and are generally perceived by the marketplace to be high yield/high risk securities, commonly referred to as "junk bonds." In addition, the Fund will seek to invest in debt securities which are (i) "seasoned" senior securities (as defined below) and offer sufficiently high potential yields to justify the greater investment risk, (ii) judged by the Adviser to be more creditworthy than generally perceived in the marketplace, or (iii) issued by once creditworthy companies that are now considered a high risk investment generally due to changing industry conditions, a change in company capitalization or a reduction of earning power. The Fund will seek capital appreciation opportunities in those special situations in which an issuer's senior securities sell at a substantial discount in relation to their liquidation value, or in which the creditworthiness of an issuer is believed, in the judgment of the Adviser, to be improving. For purposes of this Prospectus, a "senior" security of an issuer is any security entitled to preference over the issuer's common stock in the distribution of income or assets upon liquidation.

Securities offering the high yield and appreciation potential characteristics that the VIF-High Yield Fund seeks are generally found in mature cyclical or depressed industries and highly leveraged companies. The Adviser attempts to identify securities the underlying fundamentals of which are improving or are sufficiently strong to sustain the issuer. The Adviser also attempts to identify securities in which the asset values ultimately supporting the credit are sufficient so that attractive returns are achievable in the event of bankruptcy, reorganization or liquidation of the issuer. Some of the Fund's securities may be obtained as a result of the issuer's reorganization or may be in default or arrears.

In selecting a security for investment by the VIF-High Yield Fund, the Adviser considers the following factors, among others: (i) the current yield, the yield to maturity where appropriate, and the price of the security relative to other securities of comparable quality and maturity; (ii) the balance sheet and capital structure of the issuer; (iii) the market price of the security relative to its face value; (iv) the rating, or absence of a rating, by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps Credit Rating Co. ("D&P"); (v) the variety of issuers and industries represented in the Fund's portfolio; and (vi) management of the issuer. Industry trends and fundamental developments that may affect an issuer are also analyzed, including factors such as liquidity, profitability and asset quality. The Adviser will be free to invest in high yield, high risk debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating.

The VIF-High Yield Fund invests primarily in "seasoned" senior securities. The Fund defines a "seasoned" security as any security whose issuer has been operating in its current form for a considerable period of time. The Fund generally does not invest in original issue high yield securities of newly formed, highly leveraged corporations but reserves the right to do so. An additional risk associated with such investments is the unproven credit quality of newly formed corporations because of the lack of any operating history.

The higher yields sought by the VIF-High Yield Fund are generally obtainable from non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of equivalent quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Special Risk Considerations."

Although the VIF-High Yield Fund's investments are primarily in U.S. corporate securities, it may also invest in foreign corporate debt securities, sovereign debt, municipal securities and mortgage-backed debt having many of the characteristics of its corporate portfolio. The Adviser does not currently anticipate seeking investments in the common stock of any issuers. However, the Fund may acquire securities convertible into common stock or receive common stock in lieu of dividends, interest, or principal.

OFFITBANK VIF-High Yield Fund will generally be managed in a style similar to OFFITBANK High Yield Fund.


GENERAL. As indicated above, the Fund is generally managed in the style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Fund invests, and, as such, may not have identical portfolios or experience identical investment results.

                       INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES

The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."


BRADY BONDS

The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $73 billion (face amount) of Brady Bonds have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, the largest proportion having been issued by Argentina, Mexico and Venezuela. Brazil, the Dominican Republic and Poland have announced plans to issue approximately $52 billion (face amount), based on current estimates, of Brady Bonds. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.



The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.


HEDGING AND OTHER STRATEGIC TRANSACTIONS

The Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations--Hedging and Other Strategic Transactions."


LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.


The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets, respectively. See "Illiquid Securities" below.


STRUCTURED PRODUCTS

The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."


DEPOSITORY RECEIPTS AND DEPOSITORY SHARES
The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


CONVERTIBLE SECURITIES
The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


MORTGAGE-RELATED SECURITIES
The Fund may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments - Mortgage-Related Securities" in the Statement of Additional Information.


ASSET-BACKED SECURITIES
The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.


U.S. MUNICIPAL SECURITIES
In circumstances where the Adviser determines that investment in U.S. dollar-denominated municipal obligations would facilitate the Fund's ability to accomplish its investment objectives, the Fund may invest in such obligations, including municipal bonds issued at a discount.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.


REVERSE REPURCHASE AGREEMENTS
The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.



SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS
The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS
The Fund may invest in zero coupon securities and pay-in-kind bonds . These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The FUnd will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.


Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.


ILLIQUID SECURITIES
The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


OTHER INVESTMENT COMPANIES
The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.


FUTURE DEVELOPMENTS
The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.


TEMPORARY STRATEGIES
The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.


PORTFOLIO TURNOVER
The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of emerging markets countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover rates for the Fund will exceed 75% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.


                           SPECIAL RISK CONSIDERATIONS

GENERAL
The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objective.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.


HIGH YIELD SECURITIES
GENERAL. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.


The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.


The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.


As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.


Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.


FOREIGN SECURITIES


A portion of the Fund's assets may be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may purchase, and investment techniques in which it may engage, involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and the emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Fund's assets.

Individual foreign economies in general, and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment and Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

Currency Fluctuations. Because the Fund may invest a portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.


The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.


Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.


Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.


Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging markets in particular generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund . A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.


Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission (the "Commission") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.


Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.


In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" above.


HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the

Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.


IN GENERAL


Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS


Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.


The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.


RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call
(or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.


CONCENTRATION


Under normal market conditions, the Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry (see "Limiting Investment Risks" below). As such, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Foreign Securities" above.


                            LIMITING INVESTMENT RISKS


To further protect investors, the Fund has adopted the following investment limitations:

         1. The Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         2. The Fund may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

         3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The  foregoing  investment  limitations  and certain of those  described  in the
Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


                                   MANAGEMENT


The business and affairs of the Fund are managed under the general direction and
supervision  of  the  Company's  Board  of  Directors.   The  Fund's  day-to-day
operations are handled by the Company's officers.


INVESTMENT ADVISER

OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of.90% for the first $200,000,000 of assets and .80% for amounts in excess thereof based upon the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $8 billion in assets and serves as investment adviser to fifteen other registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.


PORTFOLIO MANAGERS. Stephen T. Shapiro will serve as the portfolio manager for the Fund. Mr. Shapiro is a Managing Director of the Adviser and has been associated with the Adviser since 1983.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. BISYS Fund Services, Inc. provides transfer agency services and dividend disbursing services for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 125 West 55th Street, New York, New York 10019. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


                              ABOUT YOUR INVESTMENT


Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.


                        HOW THE COMPANY VALUES ITS SHARES


The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.


Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS


THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the distributing Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).


SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS


It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                            PERFORMANCE INFORMATION


From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings  prepared  by  independent  services  or other  financial  or  industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A.

Today or The New York Times or other industry or financial publications.


 The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                      APPENDIX A

                                     RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of the Company's Funds may invest.

MOODY'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS

Duff 1+ --Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ------------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                       Rule 497(c)
                                                       Registration No. 33-81748

PROSPECTUS

THE OFFITBANK VARIABLE INSURANCE FUND, INC.                    JANUARY 31, 1997

--------------------------------------------------------------------------------
                       OFFITBANK VIF-EMERGING MARKETS FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



OFFITBANK VIF - Emerging Markets Fund (the "Fund") is an investment portfolio of the OFFITBANK Variable Insurance Fund, Inc. (the "Company") , an open-end, management investment company consisting of seven separate investment portfolios. The Fund's investment objective is to seek to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities.

THE FUND MAY INVEST PRIMARILY IN HIGH YIELD, HIGH RISK CORPORATE DEBT SECURITIES AND SOVEREIGN DEBT OBLIGATIONS WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS." There can be no assurance that the Fund's investment objective will be achieved.

OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages in excess of $8 billion in assets. The address of the Company is 125 West 55th Street, New York, New York 10019. Yield and other information regarding the Funds may be obtained by calling 1-800-618-9510.

SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF ONE OR MORE OF THE FUNDS IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus. INVESTORS ARE ADVISED THAT (A) THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING AND (B) SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              WHAT YOU NEED TO KNOW

Financial Highlights.....................................................    2
The Company..............................................................    3
Investment  Objective and Policies.......................................    3
Investment Policies and Techniques.......................................    5
Special Risk Considerations..............................................   11
Limiting Investment Risks................................................   20
Management...............................................................   21
About Your Investment....................................................   21
How the Company Values Its Shares........................................   22
How Distributions are Made: Tax Information..............................   23
Shareholder Communications ..............................................   23
Performance Information..................................................   24
Counsel; Independent Accountants.........................................   24
Appendix A...............................................................  A-1

                              FINANCIAL HIGHLIGHTS


The table below sets forth certain financial information with respect to the financial highlights of the Emerging Markets Fund for the period ending
September 30, 1996. The information below has been derived from financial statements included in the Semi-Annual Report to Shareholders for the period ending September 30, 1996. Such information has not been audited by Price Waterhouse LLP, independent auditors for the Company. The Semi-Annual Report is incorporated by reference into the Statement of Additional Information. The information set forth below is for a share of the Fund outstanding for the period indicated.




                                                              VIF-EMERGING
                                                              MARKETS FUND

                                                         For the period August
                                                           28, 1996* through
                                                           September 30, 1996


For a share of capital stock outstanding through the period:
-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD...............................   10.00


     Net investment income.........................................    0.07

     Net realized and unrealized gains on investments..............    0.18
                                                                      -----

     Total from investment operations..............................    0.25
                                                                      -----


LESS DIVIDENDS AND DISTRIBUTIONS FROM:


     Net investment income.........................................   (0.07)

     Total dividends and distribution..............................   (0.07)
                                                                      ------

NET ASSET VALUE, END OF PERIOD.....................................  $10.18

TOTAL INVESTMENT RETURN............................................    2.53%


RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in thousands).......................   $1,061



RATIOS TO AVERAGE NET ASSETS:


     Expenses (1)(2).............................................      1.50%

     Net investment income  (1)..................................      8.00%

PORTFOLIO TURNOVER RATE..........................................      131%

*    Commencement of Operations.
(1)  Annualized
(2) If the Fund had borne all expenses that were paid or assumed by the Adviser and Administrator the above expense ratio would have been 6.22% for the Fund.

                                   THE COMPANY


The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the
"Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate, non-diversified investment portfolio of the Company, an open-end management investment company. The Company is not authorized to engage in the business of banking.


Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Funds, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.


                        INVESTMENT OBJECTIVE AND POLICIES

 The Fund has an objective which it pursues through investment policies as described below. The objectives and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities. Investors should note, however, that the Fund will invest their assets in accordance with their respective investment objectives and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding their ability to invest in comparable instruments.


The investment objective of the Fund is to provide a competitive total investment return by focusing on current yield and opportunities for capital appreciation. The Fund will seek to achieve its objective by investing primarily in corporate and sovereign debt instruments of emerging market countries. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt instruments, but may invest up to 20% of its total assets in equity securities. As used in this Prospectus, an "emerging market country" is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the "World Bank") or the International Finance Corporation, or is determined by the Adviser to have per capita gross domestic product below $7,500 (in 1994 dollars). Under normal circumstances, the Fund will invest at least 25% of its total assets in securities of issuers whose primary business activity is in the banking industry. The Fund will not invest 25% or more of its total assets in obligations issued by any one country, its agencies, instrumentalities or political subdivisions. See "Special Risk Considerations - Concentration" and "Limiting Investment Risks."

The Fund seeks to benefit from investment opportunities deriving from long-term improving economic and political conditions, and other positive trends and developments in emerging market countries. Accordingly, the Fund is intended primarily for long-term investors and should not be considered as a vehicle for trading purposes. The continuation of a long-term international trend encouraging greater market orientation and economic growth may result in local or international political, economic or financial developments that could benefit the capital markets in emerging market countries.

An "emerging market country" debt instrument or equity security, as used in this Prospectus, means an instrument or security (a) of an issuer organized or with more than 50% of its business activities in such emerging market country; (b) denominated in such country's currency or with a primary trading market in such emerging market country; (c) of a company which derives at least 50% of its gross revenues from goods produced, sales made, services performed or investments in such emerging market country; or (d) issued or guaranteed by the government of such emerging market country, its agencies, political subdivisions or instrumentalities, or the central bank of such country. Determinations as to eligibility will be made by the Adviser based on publicly available information and inquiries made to companies. See "Special Risk Considerations--Foreign Securities" in this Prospectus and "Additional Risk Considerations--Non-Uniform Corporate Disclosure Standards and Governmental Regulation" in the Statement of Additional Information for a discussion of the nature of publicly available information for non-U.S.
companies.

DEBT INSTRUMENTS. The Fund intends to invest in debt instruments including bonds, notes, bills, debentures, convertible securities, debt with attached warrants, bank obligations, short-term paper, loan participations and assignments, trust and partnership interests, money market instruments and other similar instruments. Such instruments may be issued or guaranteed by the governments of emerging market countries, their agencies, instrumentalities or political subdivisions, international organizations or business entities located in such countries, including financial institutions, or companies located in emerging market countries that are subsidiaries of multinational business entities. Such obligations may be payable in U.S. dollars, Eurocurrencies or other currencies (including currencies of emerging market countries which may be indexed to the U.S. dollar). The Adviser will be free to invest in debt securities of any maturity and duration and the interest rates on such securities may be fixed or floating. The Fund's debt instruments may or may not be listed or traded on a securities exchange.

In selecting particular debt instruments for the Fund, the Adviser intends to consider factors such as liquidity, price volatility, tax implications, interest rate sensitivity, foreign currency exchange risks, counterparty risks and technical market considerations. Debt instruments in which the Fund may invest will not be required to meet a minimum rating standard and a substantial amount of such instruments are expected to be non-investment grade securities (i.e., rated BB or lower by S&P or D&P, or Ba or lower by Moody's, or if unrated, of comparable quality as determined by the Adviser). See Appendix A to this Prospectus for a description of ratings of S&P, Moody's and D&P. Investments in high yield, high risk debt securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher rated securities. Some of such investments may be non-performing when purchased. See "Special Risk Considerations--High Yield Securities."

EQUITY SECURITIES. The Fund may invest up to 20% of its total assets in common stocks, preferred stocks, detachable warrants and other equity securities that may or may not be listed or traded on a recognized securities exchange. The Fund intends that such investments in equity securities often will be related to the Fund's investments in debt instruments, such as those equity securities received upon the exercise of convertible debt instruments or attached warrants, or those equity securities acquired pursuant to investment opportunities deriving from the Fund's activities in emerging market debt markets. The equity securities purchased by the Fund may include American Depositary Receipts, European Depositary Receipts and interests in investment companies.

GENERAL. As indicated above, the Fund is generally managed in the style similar to other open-end investment companies which are managed by OFFITBANK and whose shares are generally offered to the public. These other OFFITBANK Funds may, however, employ different investment practices and may invest in securities different from those in which their counterpart Fund invests, and, as such, may not have identical portfolios or experience identical investment results.


                       INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES

The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."


BRADY BONDS

The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $73 billion (face amount) of Brady Bonds have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, the largest proportion having been issued by Argentina, Mexico and Venezuela. Brazil, the Dominican Republic and Poland have announced plans to issue approximately $52 billion (face amount), based on current estimates, of Brady Bonds. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S.dollar) and are actively traded in the over-the-counter secondary market.


The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.


HEDGING AND OTHER STRATEGIC TRANSACTIONS

The Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations--Hedging and Other Strategic Transactions."


LOAN PARTICIPATIONS AND ASSIGNMENTS

The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases
Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets, respectively. See "Illiquid Securities" below.


STRUCTURED PRODUCTS

The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."


DEPOSITORY RECEIPTS AND DEPOSITORY SHARES

The Fund may invest in American Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

The Fund has no current intention of converting any convertible securities they may own into equity securities or holding them as an equity investment upon conversion, although they may do so for temporary purposes. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


MORTGAGE-RELATED SECURITIES

The Fund may invest in mortgage-related securities, consistent with their respective investment objectives and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments - Mortgage-Related Securities" in the Statement of Additional Information.


ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit their investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where such Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting such Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.


REVERSE REPURCHASE AGREEMENTS

The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.



SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS

The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS

The Fund may invest in zero coupon securities and pay-in-kind bonds and a substantial portion of the Fund's sovereign debt securities may be acquired at a discount. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund may receive payments from pay-in-kind bonds in the form of both debt and equity securities provided such equity securities do not cause the Fund to exceed its 20% investment limitation in such securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.


ILLIQUID SECURITIES

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.


OTHER INVESTMENT COMPANIES

The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.


FUTURE DEVELOPMENTS

The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES

The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.


PORTFOLIO TURNOVER

The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Because emerging markets can be especially volatile, securities of emerging markets countries may at times be held only briefly. It is not anticipated that, under normal conditions, the portfolio turnover rates for the Fund will exceed 200% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.


                           SPECIAL RISK CONSIDERATIONS

GENERAL

The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the Fund's fixed income securities generally fluctuates inversely with interest rate movements and fixed income securities with longer maturities tend to be subject to increased volatility. There is no assurance that the Fund will achieve its investment objective.

The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.


HIGH YIELD SECURITIES

GENERAL. The Fund may invest all or substantially all of its assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.


The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.


Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.


FOREIGN SECURITIES


Most of the  Fund's  assets  will be  invested  in the  securities  of  non-U.S.
issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may purchase, and investment techniques in which it may engage, involve risks, including those set forth below.

Social, Political and Economic Factors. Many countries in which the Fund will invest, and the emerging market countries in particular, may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following:
(i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and (v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Fund's assets.

Individual foreign economies in general, and those of emerging market countries in particular, may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

Investment and Repatriation Restrictions. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund was unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.


Currency Fluctuations. Because the Fund may invest a substantial portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.


The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.


Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.


Inflation. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.


Market Characteristics; Differences in Securities Markets. The securities markets in many countries, and in emerging markets in particular generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund . A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.


Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.


Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Subcustodians. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which they would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission (the "Commission") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

Government Supervision; Legal Systems. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.


Financial Information and Standards. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" above.


HEDGING AND OTHER STRATEGIC TRANSACTIONS

The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and Fund makes no representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the
Commission, the CFTC, the Code or its investment objectives and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.


IN GENERAL


Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.


RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS


Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.


The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.


RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES


When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.


USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS


Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call
(or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets.

The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.


CONCENTRATION


Under normal market conditions, the Fund may invest greater than 25% of its assets in securities of issuers whose primary business activity is in the banking industry (see "Limiting Investment Risks" below). As such, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. Banks are subject to extensive government regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from financial difficulties of borrowers might affect a bank's ability to meet its obligations. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic obligations. For a discussion of additional risks, see "Foreign Securities" above.



                            LIMITING INVESTMENT RISKS


To further protect investors, the Fund has adopted the following investment limitations:

         1. The Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; and provided further that , under normal market conditions, this limitation shall not apply with respect to the purchase of securities of issuers whose primary business activity is in the banking industry.

         2. The Fund may not borrow money (except that they may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          3. The Fund may not invest an amount equal to 15% or more of the current value of its net assets in investments that are illiquid.

The  foregoing  investment  limitations  and certain of those  described  in the
Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.


                                   MANAGEMENT


The business and affairs of the Fund are managed under the general direction and
supervision  of  the  Company's  Board  of  Directors.   The  Fund's  day-to-day
operations are handled by the Company's officers.


INVESTMENT ADVISER

OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive from the Fund a monthly fee at the annual rate of.90% for the first $200,000,000 of assets and .80% for amounts in excess thereof based upon the average daily net assets of the Fund. The investment advisory fee for the Fund is higher than that paid by most investment companies, but is comparable to that paid by other investment companies that have strategies focusing on high yield and international investments.

The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $8 billion in assets and serves as investment adviser to fifteen other registered investment companies (or portfolios thereof). The principal business address of the Adviser is 520 Madison Avenue, New York, New York 10022.


PORTFOLIO MANAGERS. Dr. Wallace Mathai-Davis and Richard M. Johnston serve as portfolio managers of the Fund. Dr. Mathai-Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986. Mr. Johnston is a Managing Director of the Adviser and has been the director of Latin American investments since 1992. From 1988 to 1992 Mr. Johnston was Vice President, International Corporate Finance at Salomon Brothers Inc.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Chase Manhattan Bank, N.A. serves as custodian of the assets of the Fund. BISYS Fund Services, Inc. provides transfer agency services and dividend disbursing services for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 125 West 55th Street, New York, New York 10019. The principal business address of The Chase Manhattan Bank, N.A. is 4 Metrotech Center, Brooklyn, New York 11245.

                              ABOUT YOUR INVESTMENT


Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES

An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.


EXCHANGE PRIVILEGE

A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.


                        HOW THE COMPANY VALUES ITS SHARES


The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.


Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                   HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS

The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.



TAX MATTERS


THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the distributing Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).


SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS


It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of one or more Funds are the investment vehicle reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.


                             PERFORMANCE INFORMATION


From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to their respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings  prepared  by  independent  services  or other  financial  or  industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A. Today or The New York Times or other industry or financial publications.



The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.


                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                      APPENDIX A

                                     RATINGS

The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which certain of the Company's Funds may invest.

MOODY'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage.
Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS

Duff 1+ --Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ------------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.


After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                       Rule 497(c)
                                                       Registration No. 33-81748


THE OFFITBANK VARIABLE INSURANCE FUND, INC.     JANUARY 31, 1997

--------------------------------------------------------------------------------

          OFFITBANK VIF-GLOBAL CONVERTIBLE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


OFFITBANK VIF-Global Convertible Fund (the "Fund") is one of seven separate non-diversified investment portfolios of the OFFITBANK Variable Insurance Fund, Inc. (the "Company"), an open-end, management investment company. The Fund's investment objective is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% of its total assets in synthetic convertible securities. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.


THE FUND MAY INVEST ALL OR A PORTION OF ITS ASSETS IN HIGH YIELD, HIGH RISK CORPORATE DEBT SECURITIES AND SOVEREIGN DEBT OBLIGATIONS WHICH ARE CONSIDERED SPECULATIVE AND SUBJECT TO CERTAIN RISKS. SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "SPECIAL RISK CONSIDERATIONS". There can be no assurance that the Fund's investment objective will be achieved.


OFFITBANK, a trust company specializing in global fixed income management, serves as the Fund's investment adviser (the "Adviser"). The Adviser currently manages in excess of $8 billion in assets principally invested in global fixed income securities. The address of the Company is 125 West 55th Street, New York, New York 10019. Yield and other information regarding the Fund may be obtained by calling 1-800-618-9510.


SHARES  OF  THE  FUND  ARE  SOLD  ONLY  TO  CERTAIN  LIFE  INSURANCE   COMPANIES
(COLLECTIVELY, "PARTICIPATING COMPANIES") AND THEIR SEPARATE ACCOUNTS (COLLECTIVELY, THE "ACCOUNTS") TO FUND BENEFITS UNDER VARIABLE ANNUITY CONTRACTS ("CONTRACTS") AND VARIABLE LIFE INSURANCE POLICIES ("POLICIES") TO BE OFFERED BY THE PARTICIPATING COMPANIES. THE ACCOUNTS INVEST IN SHARES OF THE FUND IN ACCORDANCE WITH ALLOCATION INSTRUCTIONS RECEIVED FROM CONTRACT AND POLICY OWNERS ("CONTRACT OWNERS" OR "POLICY OWNERS," AS APPROPRIATE). SUCH ALLOCATION RIGHTS ARE FURTHER DESCRIBED IN THE ACCOMPANYING ACCOUNT PROSPECTUS. SHARES ARE REDEEMED TO THE EXTENT NECESSARY TO PROVIDE BENEFITS UNDER THE CONTRACTS AND POLICIES.

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus in conjunction with the prospectus for the Contract or Policy which accompanies this Prospectus and retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information dated January 31, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the
"Commission") and is available to investors without charge by calling 1-800-618-9510. The Statement of Additional Information is incorporated in its entirety by reference into this Prospectus.


INVESTORS ARE ADVISED THAT SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, OFFITBANK OR ANY AFFILIATE OF OFFITBANK, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE COMPANY IS NOT AUTHORIZED TO ENGAGE IN THE BUSINESS OF BANKING.

                    ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             WHAT YOU NEED TO KNOW

The Company...................................................................2
Investment Objective and Policies.............................................2
Investment Policies and Techniques............................................4
Special Risk Considerations...................................................9
Limiting Investment Risks....................................................19
Management...................................................................19
About Your Investment........................................................20
How the Company Values Its Shares............................................20
How Distributions are Made: Tax Information..................................21
Shareholder Communications ..................................................21
Performance Information......................................................22
Counsel; Independent Accountants.............................................22
Appendix A..................................................................A-1

                                   THE COMPANY

The Company is designed to serve as a funding vehicle for Contracts and Policies offered by the Accounts of Participating Companies. Shares of the Fund are offered only to the Accounts through OFFIT Funds Distributor, Inc. (the
"Distributor"), the principal underwriter for the Company. The Fund is a no-load, separate, non-diversified investment portfolio of the Company, a newly organized, open-end management investment company. The Company is not authorized to engage in the business of banking.

Shares of the Company are offered to Accounts of Participating Companies that may not be affiliated with each other. The Participating Companies and their Accounts may be subject to insurance regulation that varies between states and to state insurance and federal tax or other regulation that varies between Contracts and Policies. The Company does not currently foresee any disadvantages to Contract or Policy Owners arising from these circumstances. However, it is theoretically possible that the interests of Contract or Policy Owners participating in the Company through the Accounts might at some time be in conflict. In some cases, one or more Accounts might withdraw their investment in the Fund, which could possibly force the Company to sell portfolio securities at disadvantageous prices. The Company's Directors intend to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response thereto.

                        INVESTMENT OBJECTIVE AND POLICIES

The Fund has an investment objective which it pursues through investment policies as described below. The objective and policies of the Fund can be expected to affect the return of the Fund and the degree of market and financial risk to which the Fund is subject. For more information about the investment strategies employed by the Fund, see "Investment Policies and Techniques." The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Directors of the Company without a vote of the shareholders. As a matter of policy, the Directors would not materially change the investment objective of the Fund without shareholder approval. There is no assurance that the Fund will achieve its objective.

Additional portfolios may be created from time to time with different investment objectives and policies for use as funding vehicles for the Accounts or for other insurance products. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

The Fund may utilize many of the same investment techniques and invest in similar securities as other investment portfolios of the Company. Investors should note, however, that the Fund will invest its assets in accordance with its investment objective and policies described below. Accordingly, the Adviser expects that the Fund's investment portfolios will be distinct, notwithstanding its ability to invest in comparable instruments.

The investment objective of the Fund is to maximize total return from a combination of capital appreciation and investment income. The Fund will seek to achieve its objective by investing primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and
"synthetic"   convertible   securities  consisting  of  a  combination  of  debt
securities or preferred stock and warrants or options. Under normal circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and may invest up to 35% in synthetic convertible securities. The Fund's investments may be denominated in any currency, including U.S. dollars. All or a portion of the Fund's total assets may be invested in below investment grade debt securities.

In evaluating proposed investments the Adviser will seek to maximize the total return on the Fund's portfolio in terms of U.S. dollars. In this regard, the Adviser will consider factors that relate both to various securities markets and to specific securities traded in those markets. In evaluating markets, the Adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation factors (including the applicability and rate of withholding taxes) and other pertinent financial, social, national and political factors. In analyzing convertible securities, the Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock. There can be no assurance that the Fund will achieve its investment objective.

The convertible securities to be held by the Fund include any corporate debt security or preferred stock that may be converted into underlying shares of common stock and include both traditional convertible securities and synthetic convertible securities. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. "Synthetic" convertible securities, as such term is used herein, are created by combining separate securities which possess the two principal characteristics of a true convertible security, fixed income and the right to acquire equity securities. See "Special Risk Considerations -- Convertible Securities" below for additional information concerning traditional convertible securities and synthetic convertible securities eligible for purchase by the Fund.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Although the Fund may invest in securities denominated in any currency that are convertible into common stocks of companies located throughout the world, it is expected that a majority of its assets will be invested in securities denominated in U.S. dollars, currencies of Pacific Basin countries and currencies of Western European countries and convertible into equity securities of United States, Pacific Basin or Western European corporations. To the extent the Fund acquires synthetic convertible securities, it is expected that the debt securities or preferred stock will principally be denominated in U.S. dollars, Pacific Basin currencies or Western European currencies and the warrants or options will principally be exercisable to purchase equity securities of U.S., Pacific Basin or Western European issuers.

Under normal circumstances, the Fund may invest up to 20% of its assets in other
types  of  securities   including  equity  securities  and  nonconvertible  debt
securities of U.S. and non-U.S. issuers.

The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to lower rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price and risk of default than securities in higher rating categories. See "Special Risk Considerations -- High Yield Securities." In purchasing such securities, the Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund does not intend to purchase debt securities that are in default or which the Adviser believes will be in default. See Appendix A to this Prospectus for a description of ratings of Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") and Duff & Phelps Credit Rating Co. ("D&P").

The Fund will generally be managed in a style similar to OFFITBANK Global Convertible Fund. This other OFFITBANK fund may, however, employ different investment practices and may invest in securities different from those in which the Fund, as its counterpart, invests, and, as such, may not have an identical portfolio or experience identical investment results.

                       INVESTMENT POLICIES AND TECHNIQUES

FOREIGN SECURITIES. The Fund may invest in securities of foreign issuers. When the Fund invests in foreign securities, they may be denominated in foreign currencies. Thus, the Fund's net asset value will be affected by changes in exchange rates. See "Special Risk Considerations."

STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

The Fund may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument or currency. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the "reference rate"). As an example, inverse floaters may constitute a class of collateralized mortgage obligations with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. When the Fund invests in notes linked to the price of an underlying instrument or currency, the price of the underlying security or the exchange rate of the currency is determined by a multiple (based on a formula) of the price of such underlying security or exchange rate of such currency. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Although the Fund's purchase of structured products would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leveraged for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing and other leveraging activities.

Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured products may be limited by the restrictions contained in the 1940 Act. See "Other Investment Companies" below. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to the 15% limitation described below under "Illiquid Securities."

DEPOSITORY  RECEIPTS  AND  DEPOSITORY  SHARES.  The Fund may invest in  American
Depository Receipts ("ADRs") or other similar securities, such as American Depository Shares and Global Depository Shares, convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. Generally, ADRs in registered form are designed for use in U.S. securities markets. As a result of the absence of established securities markets and publicly-owned corporations in certain foreign countries as well as restrictions on direct investment by foreign entities, the Fund may be able to invest in such countries solely or primarily through ADRs or similar securities and government approved investment vehicles. The Adviser expects that the Fund, to the extent of its investment in ADRs, will invest predominantly in ADRs sponsored by the underlying issuers. The Fund, however, may invest in unsponsored ADRs. Issuers of the stock of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

BRADY BONDS. The Fund may invest in "Brady Bonds" which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. To date, over $120 billion (face amount) of Brady Bonds have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds have been issued only recently, and accordingly, they do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Adviser to be of comparable quality.

HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Fund may use, as a portfolio management strategy, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain. See "Special Risk Considerations--Hedging and Other Strategic Transactions."

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans in emerging markets is expected to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of portions of Loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower government. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Adviser to be creditworthy. Creditworthiness will be judged based on the same credit analysis performed by the Adviser when purchasing marketable securities. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the

Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The investment of the Fund in illiquid securities, including Assignments and Participations, is limited to 15% of net assets. See "Illiquid Securities" below.

MORTGAGE-RELATED SECURITIES. The Fund may invest in mortgage-related securities, consistent with its investment objective and policies, that provide funds for mortgage loans made to residential homeowners. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Prepayments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and/or principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool or hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Adviser determines that the securities meet the Fund's investment criteria. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

The Adviser expects that governmental, governmental-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective and policies, consider making investments in such new types of securities. For additional information regarding mortgage-related securities and the risks associated with investment in such instruments, see "Additional Information on Portfolio Instruments - Mortgage-Related Securities" in the Statement of Additional Information.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities in accordance with its investment objective and policies. Asset-backed securities represent an undivided ownership interest in a pool of installment sales contracts and installment loans collateralized by, among other things, credit card receivables and automobiles. In general, asset-backed securities and the collateral supporting them are of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the Fund.

Asset-backed securities are often structured with one or more types of credit enhancement. For a description of the types of credit enhancement that may accompany asset-backed securities, see the Statement of Additional Information. The Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid for the purposes of the Fund's limitation on investment in illiquid securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Conversely, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). The Fund's custodian will place cash not available for investment or U.S. government securities or other high quality debt securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and transaction hedges, to the extent they do not already own the security subject to the transaction hedge. If the value of the securities placed in a segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. If the party with which the Fund enters into a forward contract becomes insolvent or breaches its obligation under the contract, then the Fund may lose the ability to purchase or sell a currency as desired.

REVERSE REPURCHASE AGREEMENTS. The Fund may borrow by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, which price is fixed at the time the Fund enters into such agreement.

SECURITIES LOANS, REPURCHASE AGREEMENTS, WHEN-ISSUED AND FORWARD COMMITMENTS TRANSACTIONS. The Fund may lend portfolio securities in an amount up to 30% of its assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund may also enter into repurchase agreements with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral. The Fund may also purchase securities on a when-issued basis or for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date.

ZERO COUPON SECURITIES, PAY-IN-KIND BONDS AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon securities and pay-in-kind bonds. These investments involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. The Fund will only purchase pay-in-kind bonds that pay all or a portion of their interest in the form of debt securities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Zero coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities; the value of zero coupon securities and debt securities acquired at a discount appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates. Under current federal income tax law, the Fund is required to accrue as income each year the value of securities received in respect of pay-in-kind bonds and a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. In addition, the Fund will elect similar treatment for any market discount with respect to debt securities acquired at a discount. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including securities which are not readily marketable, time deposits and repurchase agreements not terminable within seven days. Illiquid assets are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. The Fund may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

OTHER INVESTMENT COMPANIES. The Fund reserves the right to invest up to 10% of its total assets in the securities of other investment companies. The Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any premium to net asset value of the investment company or of any sales charge. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory fee paid by the Fund.

SHORT SALES. The Fund may make short sales of securities "against the box." A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. In a short sale "against the box," at the time of sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. Short sales against the box are a form of hedging to offset potential declines in long positions in similar securities.

FUTURE DEVELOPMENTS. The Fund may, following notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

TEMPORARY STRATEGIES. The Fund retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, consistent with the Fund's investment objective, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy is warranted. Under such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or instruments of U.S. or foreign issuers, and most or all of the Fund's investments may be made in the United States and denominated in U.S. dollars.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in high quality foreign or domestic money market instruments.

PORTFOLIO TURNOVER. The Fund will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. It is not anticipated that, under normal conditions, the portfolio turnover rate for the Fund will exceed 100% in any one year. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses and/or markups and markdowns, which will be borne directly by the Fund and indirectly by the Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains.

                     SPECIAL RISK CONSIDERATIONS

GENERAL The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of the securities held by the Fund generally fluctuates, to varying degrees, based on, among other things, (1) interest rate movements, (2) changes in the actual and perceived creditworthiness of the issuers of such securities,
(3) changes in any applicable foreign currency exchange rates, (4) social, economic or political factors, (5) factors affecting the industry in which the issuer operates, such as competition or technological advances and (6) factors affecting the issuer directly, such as management changes or labor relations. There is no assurance that the Fund will achieve its investment objective.

NON-DIVERSIFIED FUND
The Fund is classified as a "non-diversified" fund under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, will be subject to greater risk of loss with respect to its portfolio securities as compared to a diversified fund. The Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended, (the "Code") applicable to segregated asset accounts underlying variable products under section 817(h) of the Code and to regulated investment companies under Subchapter M of the Code.

CONVERTIBLE SECURITIES
GENERAL. Under normal market circumstances, the Fund will invest at least 65% of its total assets in traditional convertible securities and synthetic convertible securities. Set forth below is additional information concerning traditional convertible securities and "synthetic" convertible securities.

Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since the Fund will invest a substantial portion of its assets in the U.S. market and the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by the Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. The Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

SYNTHETIC CONVERTIBLE SECURITIES. "Synthetic" convertible securities are created by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). The fixed-income component is achieved by investing in nonconvertible fixed income securities such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in warrants, exchanges or NASDAQ listed call options or stock index call options granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or to receive cash in the case of stock index options.

A warrant is an instrument issued by a corporation that gives a holder the right to subscribe to a specified amount of capital stock at a set price for a specified period of time. Warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value. See "--Hedging and Derivatives" below for a discussion of call options and stock index call options.

A synthetic convertible security differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its fixed-income component and its converti-bility component. For this reason, the values of a synthetic convertible security and a traditional convertible security will respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Synthetic convertible securities may be selected where the two components represent one issuer or are issued by a single issuer, thus making the synthetic convertible security similar to a traditional convertible security. Alternatively, the character of a synthetic convertible security allows the combination of components representing distinct issuers which will be used when the Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased or sold separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the stock or the level of the index involved in the convertibility component, causing a decline in the value of the call option or warrant. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

FOREIGN SECURITIES
The Fund may be invested in the securities of non-U.S. issuers. Investors should recognize that investing in securities of non-U.S. issuers involves certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. issuers. Further, certain investments that the Fund may make, and investment techniques in which they may engage, involve risks, including those set forth below.

SOCIAL, POLITICAL AND ECONOMIC FACTORS. Many countries in which the Fund will invest may be subject to a substantially greater degree of social, political and economic instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, some or all of the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies and terrorist activities; (iv) hostile relations with neighboring countries; and
(v) drug trafficking. Social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

Individual foreign economies in general may differ favorably or unfavorably and significantly from the U.S. economy in such respects as the rate of growth of gross domestic product or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position. Governments of many of these countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in many countries, including emerging market countries, which could affect private sector companies and the Fund, and on market conditions, prices and yields of securities in the Fund's portfolio. There may be the possibility of nationalization or expropriation of assets, or future confiscatory levels of taxation affecting the Fund. In the event of nationalization, expropriation or other confiscation, the Fund may not be fairly compensated for its loss and could lose its entire investment in the country involved.

INVESTMENT AND REPATRIATION RESTRICTIONS. Investment by the Fund in non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions may limit or preclude investment in certain of such issuers or countries and may increase the costs and expenses of the Fund. For example, certain countries require governmental approval prior to investments by foreign persons in the country or in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchases by nationals. Certain countries may also restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. As a result of investment restrictions, the Fund may, in certain countries (such as Mexico) invest through intermediary vehicles or trusts. In addition, the repatriation of both investment income and capital from some of these countries requires governmental approval and if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund.

The Fund could be adversely affected by delays in, or a refusal to grant any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. If, because of restrictions on repatriation or conversion, the Fund were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Fund could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

CURRENCY FLUCTUATIONS. Because the Fund may invest a portion of its assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INFLATION. Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

MARKET CHARACTERISTICS; DIFFERENCES IN SECURITIES MARKETS. The securities markets in many countries, and in emerging markets in particular, generally have substantially less volume than the New York Stock Exchange, and equity securities of most companies listed on such markets may be less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges outside of the United States and in emerging market countries, to the extent that established securities markets even exist, are in the earlier stages of their development. A high proportion of the shares of many foreign companies may be held by a limited number of persons, which may limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, of these securities markets may represent a disproportionately large percentage of market capitalization and trading volume. In addition, the application of certain 1940 Act provisions may limit the Fund's ability to invest in certain non-U.S. issuers and to participate in public offerings in these countries. The limited liquidity of certain non-U.S. securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Trading practices in certain foreign securities markets are also significantly different from those in the United States. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

NON-U.S. SUBCUSTODIANS. Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in non-U.S. countries may not be eligible subcustodians for the Fund, in which event the Fund may be precluded from purchasing securities in which it would otherwise invest, and other banks that are eligible subcustodians may be recently organized or otherwise lack extensive operating experience. At present, custody arrangements complying with the requirements of the Securities and Exchange Commission (the "Commission") are available in each of the countries in which the Adviser intends to invest. In certain countries in which the Fund may make investments, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by subcustodians in the event of the bankruptcy of the subcustodian.

GOVERNMENT SUPERVISION; LEGAL SYSTEMS. Disclosure and regulatory standards in certain foreign countries, including emerging market countries, are in many respects less stringent than U.S. standards. There may be less government supervision and regulation of securities exchanges, listed companies and brokers in these countries than exists in the United States. Brokers in some countries may not be as well capitalized as those in the United States, so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Less information may be available to the Fund than with respect to investments in the United States and, in certain of these countries, less information may be available to the Fund than to local market participants. In addition, existing laws and regulations are often inconsistently applied. Foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

FINANCIAL INFORMATION AND STANDARDS. Non-U.S. issuers may be subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of certain non-U.S. issuers may not reflect their financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about non-U.S. issuers than is available about U.S. issuers.

In addition to the foreign securities listed above, the Fund may also invest in foreign sovereign debt securities, which involve certain additional risks. See "Sovereign Debt Securities" below.

HIGH YIELD SECURITIES
GENERAL. The Fund may invest all or a portion of its total assets in high yield, high risk debt securities, commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the Fund may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's, S&P or D&P (i.e., rated C by Moody's or CCC or lower by S&P or D&P). Under rating agency guidelines, these securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Unrated securities deemed comparable to these lower- and lowest-rated securities will have similar characteristics. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the Fund with a commensurate effect on the value of their respective shares. Therefore, an investment in the Fund should not be considered as a complete investment program for all investors.

The secondary markets for high yield, high risk corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield, high risk debt securities are characterized by relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield, high risk debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund's ability to dispose of particular portfolio investments and may limit its ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Company's Board of Directors to value the Fund's portfolio securities and the Company's Directors may have to use a greater degree of judgment in making such valuations. Furthermore, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Less liquid secondary markets may also affect the Fund's ability to sell securities at their fair value. In addition, the Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield, high risk debt securities contract due to adverse economic conditions or for other reasons, certain previously liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may increase.

The ratings of fixed income securities by Moody's, S&P and D&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A to this Prospectus for a description of such ratings.

CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Many fixed income securities, including certain U.S. corporate fixed income securities in which the Fund may invest, contain call or buy-back features which permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Fund.

SOVEREIGN DEBT SECURITIES. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely and ultimate payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the obligor's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such a default occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

In addition to high yield foreign sovereign debt securities, the Fund may also invest in foreign corporate securities. For a discussion of such securities and their associated risks, see "Foreign Securities" above.

HEDGING AND OTHER STRATEGIC TRANSACTIONS
The Fund may be authorized to use a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or, with respect to certain strategies, to seek to increase the Fund's income or gain (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). Currently, the Fund may use, as portfolio management strategies, cross currency hedges, interest rate transactions, commodity futures contracts in the form of futures contracts on securities, securities indices and foreign currencies, and related options transactions. The Fund also may enter into forward foreign currency contracts and options transactions to hedge in connection with currency and interest rate positions and in order to enhance the Fund's income or gain.

A discussion of the risks associated with Hedging and Other Strategic Transactions follows below. The Fund will not be obligated, however, to pursue any of such strategies and the Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, the Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the Commodity Futures Trading Commission ("CFTC") thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools. To the extent not otherwise restricted by the Commission, the CFTC, the Code or its investment objective and policies, the Fund may utilize, without limitation, Hedging and Other Strategic Transactions. For further information see "Additional Information on Investment Policies and Techniques - Hedging and Other Strategic Transactions" and "Additional Information Concerning Taxes" in the Statement of Additional Information.

IN GENERAL. Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed income indices and other financial instruments, and enter into financial futures contracts, interest rate transactions and currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). The Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may generally be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of the Fund to utilize Hedging and Other Strategic Transactions successfully will depend on, in addition to the factors described above, the Adviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund's securities. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging, and non-hedging purposes to the extent permitted by CFTC regulations; provided that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, than in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Hedging and Other Strategic Transactions will require that the Fund segregate cash, U.S. government securities or other liquid high grade debt obligations to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many Hedging and Other Strategic Transactions by the Fund will require, among other things, that the Fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub- custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when the Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt securities or other acceptable assets. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

                          LIMITING INVESTMENT RISKS

To further protect investors, the Fund has adopted the following investment limitations:

         1. The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         2. The Fund may not borrow money (except that it may enter into reverse repurchase agreements) except from banks for temporary or emergency purposes; provided, that (a) the amount of such borrowing may not exceed 20% of the value of the Fund's total assets and (b) the Fund will not purchase portfolio securities while such outstanding borrowing exceeds 5% of the value of its total assets.

          3. The Fund may not invest an amount equal to 15% or more of the value of its net assets in investments that are illiquid.

The  foregoing  investment  limitations  and certain of those  described  in the
Statement of Additional Information under "Investment Limitations" are fundamental policies of the Fund that may be changed only when permitted by law and approved by the holders of a "majority" of the Fund's outstanding shares. If a percentage restriction on investment or use of assets contained in these investment limitations or elsewhere in this Prospectus or Statement of Additional Information is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation; provided, that the restrictions on borrowing described in (2) above shall apply at all times. As used in this Prospectus and in the Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting the Fund (e.g., approval of investment advisory contracts), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held.

                                  MANAGEMENT

The business and affairs of the Fund are managed under the general direction and
supervision  of  the  Company's  Board  of  Directors.   The  Fund's  day-to-day
operations are handled by the Company's officers.

INVESTMENT ADVISER
OFFITBANK provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Subject to such policies as the Company's Board of Directors may determine, the Adviser makes investment decisions for the Fund.

The Advisory Agreement provides that, as compensation for services, the Adviser is entitled to receive a fee from the Fund, computed daily and paid monthly, at the annual rate of .90% of the Fund's average daily net assets.


The Adviser is a New York State chartered trust company. Under its charter, the Adviser may neither accept deposits nor make loans except for deposits or loans arising directly from its exercise of the fiduciary powers granted it under the New York Banking Law. The Adviser's principal business is the rendering of discretionary investment management services to high net worth individuals and family groups, foundations, endowments and corporations. The Adviser specializes in fixed income management and offers its clients a complete range of fixed income investments in capital markets throughout the world. The Adviser currently manages in excess of $8 billion in assets and serves as investment adviser to fifteen other registered investment companies (or portfolios thereof). The principal address of the Adviser is 520 Madison Avenue, New York, New York 10022.


PORTFOLIO MANAGER. Dr. Wallace Mathai-Davis will serve as the portfolio manager for the Fund. Dr. Mathai- Davis is a Managing Director of the Adviser and has been associated with the Adviser since 1986.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") serves as the Company's administrator and generally assists the Company in all aspects of its administration and operation. The Bank of New York serves as custodian of the assets of the Fund. BISYS Fund Services, Inc. provides transfer agency services and dividend disbursing services for the Fund. The principal business address of BISYS and BISYS Fund Services, Inc. is 125 West 55th Street, New York, New York 10019. The principal business address of The Bank of New York is 90 Washington Street, New York, New York 10286.


                            ABOUT YOUR INVESTMENT

Shares of the Fund are offered on a continuous basis directly by OFFIT Funds Distributor, Inc., the Fund's Principal Underwriter, to the Accounts without any sales or other charge, at the Fund's net asset value on each day on which the New York Stock Exchange ("NYSE") is open for business. The Company will effect orders to purchase or redeem shares of the Fund, that are based on premium payments, surrender and transfer requests and any other transaction requests from Contract and Policy Owners, annuitants and beneficiaries, at the Fund's net asset value per share next computed after the Account receives such transaction request. Any orders to purchase or redeem Fund shares that are not based on actions by Contract or Policy Owners, annuitants, and beneficiaries will be effected at the Fund's net asset value per share next computed after the order is received by the Distributor. The Fund reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Individuals may not place orders directly with the Fund. Please refer to the appropriate Account Prospectus of the Participating Company for more information on the purchase of Portfolio shares.

REDEMPTION OF SHARES
An Account may redeem all or any portion of the shares of the Fund in its account at any time at the net asset value per share of the Fund calculated in the manner described above. Shares redeemed are entitled to earn dividends, if any, up to and including the day redemption is effected. There is no redemption charge. Payment of the redemption price will normally be made within seven days after receipt of such tender for redemption.

The right of redemption may be suspended or the date of payment may be postponed for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Company fairly to determine the value of the Fund's net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Company.

EXCHANGE PRIVILEGE
A Contract or Policy Owner investing through an Account may exchange shares of the Fund for shares of any of the other investment portfolios of the Company on the basis of their respective net asset values.

                       HOW THE COMPANY VALUES ITS SHARES

The net asset value per share of the Fund is calculated once daily at 4:15 p.m., New York time, Monday through Friday, each day the NYSE is open. The net asset value per share of the Fund is computed by dividing the value of the net assets of the Fund by the total number of Fund shares outstanding. Equity securities held by the Fund are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by the Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are amortized to maturity based on their cost, and if applicable, adjusted for foreign exchange translation. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using prevailing exchange rates.

Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors (as may be delegated from time to time to a pricing committee designated by the Board of Directors). Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

                  HOW DISTRIBUTIONS ARE MADE: TAX INFORMATION

DISTRIBUTIONS
The Fund will declare and distribute dividends from net investment income and will distribute its net capital gains, if any, at least annually. Such income and capital gains distributions will be made in shares of the Fund.

TAX MATTERS
THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When the Fund qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Fund will not be subject to Federal income tax. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Distributions by the Fund are taxable, if at all, to the Accounts, and not to Contract or Policy Owners. An Account will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested), or deemed to be received in accordance with certain provisions of the Code.

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the Contract or Policy Owners.

SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that Policies or Contracts qualify as life insurance policies or annuity contracts, respectively, under the Code. If the foregoing requirements are not met, then the Contract or Policy owners will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. Contract or Policy Owners must consult the prospectuses of their respective Contract or Policy for information concerning the Federal income tax consequences of owning such Contracts or Policies.

                           SHAREHOLDER COMMUNICATIONS

It is expected that Contract or Policy Owners will receive from the Participating Companies for which shares of the Fund are the investment vehicle, reports that will include, among other things, the Company's unaudited semi-annual financial statements and year-end financial statements audited by the Company's independent accountants. Each report will show the investments owned by the Fund and will provide other information about the Fund and its operations. It is expected that the Company will pay a portion of the cost of preparing certain of these reports. Contract and Policy Owners may obtain information about their investment on any business day by calling toll-free 1-800-618-9510 between 8:15 a.m. and 6:00 p.m., New York time. Specially trained representatives will answer questions and provide information about Contract and Policy Owners' accounts.

Each Account owning shares of the Fund will vote its shares in accordance with instructions received from Contract or Policy Owners, annuitants and beneficiaries. Fund shares held by an Account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that Account as to which instructions have been received. Fund shares held by an Account that are not attributable to Contracts or Policies will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by the Account. If the Participating Insurance Company determines, however, that it is permitted to vote any such shares of the Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

                            PERFORMANCE INFORMATION

From time to time the Fund may advertise certain information about its performance. The Fund may present standardized and nonstandardized total return in advertisements or other written material. Standardized total return is calculated in accordance with the Commission's formula. Nonstandardized total return differs from the standardized total return only in that it may be related to a nonstandard period or is presented in the aggregate rather than as an annual average. In addition, the Fund may make available information as to its respective "yield" and "effective yield" over a thirty-day period, as calculated in accordance with the Commission's prescribed formula. The "effective yield" assumes that the income earned by an investment in the Fund is reinvested, and will therefore be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The performance of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, Value Line Composite, Lehman Brothers Bond, Government Corporate, Corporate and Aggregate

Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, Morgan Stanley Capital International Europe, Australia, Far East Index or Morgan Stanley Capital International World Index. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by various national or local financial publications, such as Business Week, Forbes, Fortune, Institutional Investor, Money, The Wall Street Journal, Barron's, Changing Times, Morningstar, Mutual Fund Values, U.S.A.
Today or The New York Times or other industry or financial publications.

The Fund's performance information is historical, will fluctuate and should not be considered as representative of future results. The Commission's formulas for calculating performance are described under "Performance Information" in the Statement of Additional Information. Quotations of the Fund's performance will not reflect charges levied at the Account level.

                        COUNSEL; INDEPENDENT ACCOUNTANTS

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York, serves as counsel to the Company. Price Waterhouse LLP serves as the independent accountants to the Company. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                                                                      Appendix A
                                    RATINGS

         The following is a description of certain ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Duff & Phelps Credit Rating Co. ("D&P") that are applicable to certain obligations in which the Fund may invest.

MOODY'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterize bonds in this class.

B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D--Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

D&P CORPORATE BOND RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than risk-free U.S. Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB--Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB--Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B--Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

D&P COMMERCIAL PAPER RATINGS

Duff 1+ --Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
Treasury short-term obligations.

Duff 1--Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- --High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2--Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3--Satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Duff 4--Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5--Issuer failed to meet scheduled principal and/or interest payments.

                            ------------------------

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's, S&P or D&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTORS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                       Rule 497(c)
                                                       Registration No. 33-81748

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.


                              125 West 55th Street
                            New York, New York 10019

                                 (800) 618-9510

                       STATEMENT OF ADDITIONAL INFORMATION


                                January 31, 1997

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") is a no load mutual fund consisting of seven portfolios whose shares are available to participating life insurance companies ("Participating Companies") and their separate accounts ("Accounts") to fund benefits under variable annuity contracts ("Contracts") and variable life insurance policies ("Policies") issued by the Participating Companies. The portfolios are DJG Value Equity Fund (the "Value Equity Fund"), OFFITBANK VIF-U.S. Government Securities Fund ("U.S. Government Fund"), OFFITBANK VIF-U.S. Small Cap Fund ("U.S. Small Cap Fund"), OFFITBANK VIF-High Yield Fund ("High Yield Fund"), OFFITBANK VIF- Emerging Markets Fund ("Emerging Markets Fund"), OFFITBANK VIF-Global Convertible Fund ("Global Convertible Fund") and OFFITBANK VIF-Total Return Fund ("Total Return Fund").

This Statement of Additional Information should be read in conjunction with the individual Prospectuses offering shares of each of the Funds (other than the Total Return Fund). The U.S. Small Cap Fund, U.S. Government Fund , High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund are advised by OFFITBANK. OFFITBANK has retained Rockefeller & Co., Inc. ("Rockefeller & Co.") as Sub-Adviser to the U.S. Small Cap Fund. The Value Equity Fund is advised by David J. Greene & Company ("DJ Greene"). As used herein, the term "Adviser" shall mean, with respect to each Fund, the entity responsible for portfolio management.


This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering each Fund. Any reference to the "Prospectus" in this Statement of Additional Information is a reference to the Prospectus or Prospectuses offering a Fund or Funds to which this Statement pertains. In each instance, the specific Prospectus or Prospectuses referred to are referenced by the surrounding text, which identifies a specific Fund or Funds.

This Statement of Additional Information is NOT a prospectus and is only authorized for distribution when preceded or accompanied by an effective Prospectus. Copies of each Prospectus may be obtained by an investor without charge by writing or calling the Company at the address and telephone number set forth above.

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
AND TECHNIQUES.............................................................   2
ADDITIONAL RISK CONSIDERATIONS.............................................  16
INVESTMENT LIMITATIONS.....................................................  18
MANAGEMENT OF THE FUNDS....................................................  20
PORTFOLIO TRANSACTIONS.....................................................  28
PURCHASE OF SHARES.........................................................  29
REDEMPTION OF SHARES.......................................................  30
PERFORMANCE CALCULATIONS...................................................  30
ADDITIONAL INFORMATION CONCERNING TAXES....................................  32
DETERMINATION OF NET ASSET VALUE...........................................  32
GENERAL INFORMATION........................................................  34
FINANCIAL STATEMENTS.......................................................  35

-------------------------------------------------------------------------------



               ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
                                   TECHNIQUES

Information concerning each Fund's investment objective is set forth in each fund's Prospectus under the heading "Investment Objectives and Policies." There can be no assurance that any Fund will achieve its objective. The principal features of each Fund's investment program and the primary risks associated with that program are discussed in the Prospectus. The following discussion of investment policies supplements the discussion of investment objectives and policies set forth in each Fund's Prospectus.

REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of OFFITBANK, DJ Greene, or Rockefeller & Co., as the case may be, based on guidelines established by the Company's Board of Directors, present minimal credit risks. The relevant Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price plus accrued interest. In the event of default by the seller under the repurchase agreement, each Fund may incur costs and experience time delays in connection with the disposition of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

If and to the extent authorized to do so, each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Whenever a Fund enters into a reverse repurchase agreement as described in the Prospectus, it will place in a segregated custodian account liquid assets having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

DOLLAR ROLL TRANSACTIONS

In order to enhance portfolio returns and manage prepayment risks, if and to the extent authorized to do so, each Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash or liquid securities of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

ASSET-BACKED SECURITIES

If and to the extent authorized to do so, each Fund may invest in Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. If the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

Credit Support. Asset-backed securities often contain elements of credit support to lessen the effect of the potential failure by obligors to make timely payments on underlying assets. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying asset. Liquidity protection ensures that the pass through of payments due on the installment sales contracts and installment loans which comprise the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fee for such credit support. The existence of credit support may increase the market price of the security.

MORTGAGE-BACKED SECURITIES


Collateralized Mortgage Obligations ("CMOs"). If and to the extent authorized to do so, each Fund may invest in CMOs. CMOs are debt obligations collateralized by certificates issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, for example, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

Stripped Mortgage-Backed Securities ("SMBS"). If and to the extent authorized to do so, each Fund may invest in SMBS. SMBS are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only class) while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity and result in a loss to the investor.

Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. In addition, the Staff of the United States Securities and Exchange Commission (the "SEC") considers privately issued SMBS to be illiquid securities.

Mortgage-backed and asset-backed securities are generically considered to be derivative securities.

DEPOSITORY RECEIPTS

If and to the extent authorized to do so, each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs, and CDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, each Fund's investments in ADRs, ADSs, EDRs, and CDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

WARRANTS OR RIGHTS


Warrants or rights may be acquired by a Fund in connection with other securities or separately, and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants or rights acquired by a Fund in units or attached to securities will be deemed to be without value for purpose of this restriction. These limits are not fundamental policies of the Funds and may be changed by the Company's Board of Directors without shareholder approval.


LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, if and to the extent authorized to do so, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies and approved by the Company's Board of Directors. While the securities loan is outstanding, each Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has the right to call each loan and obtain the securities on five business days' notice. To the extent applicable, each Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans only will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

UNITED STATES GOVERNMENT OBLIGATIONS

If and to the extent authorized to do so, each Fund may invest in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Such securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government.

In addition to the U.S. Treasury obligations described above, each Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

As stated in the Prospectus, bank obligations that may be purchased by and to the extent authorized to do so, each Fund include certificates of deposit, bankers' acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. The Funds do not consider fixed time deposits illiquid for purposes of the restriction on investment in illiquid securities.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of funding lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such investment risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such securities held by each Fund, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of the principal of and interest on such securities held by each Fund. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.

With the exception of the U.S. Small Cap Fund, the Funds will not purchase securities which the relevant Adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of each Fund's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to each Fund's investments, the effect may be to reduce the income received by each Fund on such investments.

CONVERTIBLE SECURITIES


GENERAL. Under normal market circumstances, each Fund may invest in convertible securities (the U.S. Small Cap Fund will limit its investment to up to 10% of its total assets in such securities and the U.S. Government Fund may invest only in convertible securities rated AAA). Set forth below is additional information concerning convertible securities.


Convertible securities are issued and traded in a number of securities markets. For the past several years, the principal markets have been the United States, the Euromarket and Japan. Issuers during this period have included major corporations domiciled in the United States, Japan, France, Switzerland, Canada and the United Kingdom. Since each Fund's investments are expected to be primarily in the U.S. market or the Euromarket where convertible bonds have been primarily denominated in U.S. dollars, it is expected that ordinarily a substantial portion of the convertible securities held by each Fund will be denominated in U.S. dollars. However, the underlying equity securities typically will be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. Each Fund may enter into foreign currency hedging transactions in which they may seek to reduce the impact of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent there are changes in interest rates or yields of similar non-convertible securities, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value. If no capital appreciation occurs on the underlying common stock, a premium may not be fully recovered.

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

As described in the Prospectus under "Special Risk Considerations - Hedging and Other Strategic Transactions," each Fund may enter into transactions in options, futures, and forward contracts on a variety of instruments and indexes, in order to hedge various market risks and/or in the case of Funds other than the U.S. Small Cap Fund, to manage the effective maturity or duration of debt instruments held by a Fund. In addition, the Value Equity Fund may enter into transactions to seek to increase a Fund's income or gain. The U.S. Government Fund currently intends to pursue such transactions only to hedge its exposure to foreign currencies versus the U.S. dollar. The discussion below supplements the discussion in each Fund's Prospectus.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts".

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's inability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guarantee function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered", that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, each Fund's investment objective and the restrictions set forth herein.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management) or other permissible non-hedging purposes. Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

No Fund will enter into a futures contract or option thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's net assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts".

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

If and to the extent authorized to do so, each Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, each Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

If and to the extent authorized to do so, each Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". Each Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Adviser.

Except as provided in its Prospectus, each Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

If and to the extent authorized to do so, a Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described in the Prospectus under "Use of Segregated and Other Special Accounts".

COMBINED TRANSACTIONS

If and to the extent authorized to do so, each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

If and to the extent authorized to do so, each Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars. Each Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Provided the contract so permits, a Fund will usually enter into interest rate swaps on a net basis, that is, the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the 1940 Act and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Adviser. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the 15% restriction on investments in securities that are not readily marketable.

A Fund will maintain cash and appropriate liquid assets (i.e., high grade debt securities) in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts".

EURODOLLAR INSTRUMENTS

If and to the extent authorized to do so, each Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                         ADDITIONAL RISK CONSIDERATIONS

POLITICAL AND ECONOMIC RISKS

Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

FOREIGN INVESTMENT RESTRICTIONS

Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as each of the Funds. For example, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION

Foreign companies are subject to accounting, auditing and financial standards and requirements that differ in some cases significantly from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Adviser will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

ADVERSE MARKET CHARACTERISTICS

Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities.

Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Adviser will consider such difficulties when determining the allocation of such Fund's assets, though the Adviser does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

NON-U.S. WITHHOLDING TAXES

If and to the extent authorized to do so, each Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes thereby reducing each Fund's net investment income. See "Additional Information Concerning Taxes".


ILLIQUID SECURITIES

If and to the extent authorized to do so, each Fund may invest up to 15% of its net assets in illiquid securities. See "Limiting Investment Risks" in the Prospectus. The sale of restricted or illiquid securities require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on securities exchanges or in the over-the-counter markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines reviewed by the Board. The relevant Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The relevant Adviser will monitor the liquidity of securities in each Fund's portfolio and report periodically on such decisions to the Board of Directors.


                             INVESTMENT LIMITATIONS

In addition to the restrictions described under "Limiting Investment Risks" in the Prospectus, each Fund may not:

     (1) purchase or sell commodities or commodity contracts, except that a Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

     (2) make loans, except that a Fund may (a) (i) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit and bankers' acceptances) and (ii) invest in loans and participations in accordance with its investment objectives and policies, (b) make loans of portfolio securities and (c) enter into repurchase agreements with respect to portfolio securities;

     (3) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (4) purchase real estate or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

     (5) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of a Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. This restriction shall not apply to investment company securities received or acquired by a Fund pursuant to a merger or plan of reorganization;

     (6) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with the use of options, futures contracts, options thereon or forward currency contracts; a Fund may also make deposits of margin in connection with futures and forward contracts and options thereon);

     (7) sell securities short (except for short positions in a futures contract or forward contract);

     (8) invest for the purpose of exercising control over management of any company;

     (9) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

     (10) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     (11) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of a Fund's total assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and

     (12) invest in puts,  calls  straddles  or spreads,  except as described in
          (11) above.


With respect to the U.S. Government Fund, the U.S. Government Fund has adopted the following fundamental investment restriction: the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Note that each of the Funds is also subject to this fundamental restriction as described under "Limiting Investment Risks" in each such Funds' Prospectus.


If a percentage restriction on investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Investment restrictions (1) through (5) described above and those set forth in the Prospectus under "Limiting Investment Risks" are fundamental policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of each Fund's outstanding voting securities, as described under "General Information--Capital Stock". Restrictions (7) through (12) are nonfundamental policies of each Fund, and may be changed by a vote of the Company's Board of Directors.


                             MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The principal occupations of the directors and executive officers of the Company for the past five years are listed below.

                          POSITION(S)           PRINCIPAL
                          HELD WITH             OCCUPATION(S)
NAME, ADDRESS AND AGE     THE COMPANY           PAST 5 YEARS
---------------------     -----------           ------------


Morris W. Offit, 60*     Chairman of the      President and Director,
OFFITBANK                Board, President     OFFITBANK (1983 - present).
520 Madison Avenue       and Director         Chairman of the Board, President
New York, NY  10022                           and Director of OFFITBANK
                                              Investment Fund, Inc.


-----------------
*    "Interested person" as defined in the 1940 Act.

Edward J. Landau, 66      Director            Member, Lowenthal, Landau
Lowenthal, Landau,                            Fischer & Bring, P.C. (1960 -
Fischer & Bring, P.C.                         present); Director, Revlon Group
250 Park Avenue                               Inc. (cosmetics), Revlon Consumer
New York, NY 10177                            Products Inc. (cosmetics),
                                              Pittsburgh Annealing Box (metal
                                              fabricating) and Clad Metals Inc.
                                              (cookware).


The Very Reverend        Director             Dean of Cathedral of St. John the
James Parks Morton, 66                        Divine (1972 - present)
Cathedral of St. John
the Divine
1047 Madison Avenue
New York, NY  10025



Wallace Mathai-Davis, 52 Secretary and        Managing Director, OFFITBANK
OFFITBANK                Treasurer            (1986 - present). Secretary
520  Madison  Avenue                          and Treasurer of OFFITBANK
New York,  NY 10022                           Investment Fund, Inc.



Stephen Brent Wells, 52 Assistant Treasurer   Managing Director,
OFFITBANK                                     OFFITBANK (1994 - present);
520 Madison Avenue                            General Counsel, Gabelli Funds,
New York, NY   10022                          Inc. (1993 - 1994); General
                                              Counsel and President, Funds
                                              Group, Goldman Sachs Asset
                                              Management (1989 - 1993)


Vincent M. Rella, 44    Assistant Treasurer   Controller, OFFITBANK
OFFITBANK                                     (1986 - present)
520 Madison Avenue
New York, NY   10022


Bruce Treff, 30         Assistant Secretary   Counsel, BISYS Fund Services,
BISYS Fund Services                           Inc. since September 1995.
3435 Stelzer Road                             Previously, Manager Alliance
Columbus, Ohio 43219                          Capital Management, L.P.



Alaina Metz, 29         Assistant Secretary   Chief  Administrative  Officer of
BISYS Fund Services                           BISYS Fund Services from June
3435 Stelzer Road                             1995 to present. Previously,
Columbus, Ohio 43219                          Supervisor of Blue Sky Department
                                              at Alliance Capital Management,
                                              May 1989 to June 1995.

Carrie Zuckerman, 29    Assistant Secretary   Manager, BISYS Fund Services
BISYS Fund Services                           form January 1997 to present.
3435 Stelzer Road                             Previously, Associate Director at
Columbus, Ohio 43219                          Furman Selz LLC.



The Board of Directors has designated an audit committee to advise the full Board with respect to accounting, auditing and financial matters affecting the Company. The Audit Committee is comprised of Mr. Landau and The Very Reverend Morton and meets periodically.

The Company pays each Director who is not also an officer or affiliated person an annual fee of $3,000 and a fee of $500 for each Board of Directors and Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at meetings. Directors who are affiliated with the Adviser do not receive compensation from the Company but are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

                                          ESTIMATED DIRECTOR COMPENSATION

                                             (FOR CALENDAR YEAR  1996)


                                                                                            TOTAL
                                                     PENSION OR                             COMPENSATION
                                                     RETIREMENT           ESTIMATED         FROM REGISTRANT
                               AGGREGATE             BENEFITS             ANNUAL            AND FUND
                               COMPENSATION          ACCRUED              BENEFITS          COMPLEX* PAID
NAME OF PERSON, POSITION       FROM REGISTRANT       AS PART OF FUND      UPON              TO DIRECTORS
------------------------       ---------------       EXPENSES             RETIREMENT         ------------
                                                     --------             ----------

Morris W. Offit                  $    0                 0                   N/A                 $     0


Edward J. Landau                 $3,750                 0                   N/A                 $19,750

The Very Reverend                $3,750                 0                   N/A                 $19,750
  James Parks Morton



* For this purpose, the "Fund Complex" consists of all other regulated investment companies advised by OFFITBANK.


INVESTMENT ADVISER


U.S. SMALL CAP FUND , U.S. GOVERNMENT FUND, HIGH YIELD FUND, EMERGING MARKETS FUND AND GLOBAL CONVERTIBLE FUND

The Company has retained OFFITBANK, a New York State chartered trust company, to act as its investment adviser (the "Adviser") for the U.S. Small Cap Fund , U.S. Government Fund, High Yield Fund, Emerging Markets Fund and Global Convertible Fund. The advisory agreement (the "Advisory Agreement") between the Adviser and the Company provides that the Adviser shall manage the operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the Advisory Agreement, except in the case of the U.S. Small Cap Fund, the Adviser manages the Company's investment portfolios, directs purchases and sales of the portfolio securities and reports thereon to the Company's officers and directors regularly. In addition, the Adviser pays the compensation of the Company's officers, employees and directors affiliated with the Adviser. The Company bears all other costs of its operations, including the compensation of its directors not affiliated with the Adviser.


For its services under the Advisory Agreement, the Adviser receives from each Fund an advisory fee. The fee is payable monthly at an annual rate of 1.00% of U.S. Small Cap Fund's average daily net assets , 0.40% of U.S. Government Fund's average daily net assets 0.85% of the first $200,000,000 and 0.75% on amounts in excess thereof of VIF-High Yield Fund's average daily net assets, 0.90% of the first $200,000,000 and 0.80% on amounts in excess thereof of VIF-Emerging Markets Fund's average daily net assets, 0.80% of the first $200,000,000 and 0.70% on amounts in excess thereof of VIF-Investment Grade Global Debt Fund's average daily net assets and 0.90% of VIF-Global Convertible Fund's average daily net assets. The Adviser may waive all or part of its fee from time to time in order to increase a Fund's net investment income available for distribution to shareholders. The Funds will not be required to reimburse the Adviser for any advisory fees waived.


Unless sooner terminated, the Advisory Agreement provides that it will continue in effect as to a particular Fund until February 28, 1997 and for consecutive one year terms thereafter, provided such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information--Capital Stock") of the outstanding shares of each Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or the Adviser on 60 days' written notice, and will terminate immediately in the event of its assignment.

VALUE EQUITY FUND

David J. Greene & Company ("DJ Greene") is responsible for managing the investment portfolio of the Value Equity Fund. DJ Greene is a registered investment adviser under the 1940 Act and a member of the New York Stock Exchange. The advisory agreement (the "DJ Greene Agreement") between DJ Greene and the Company provides that DJ Greene shall manage the investment operations of the Company, subject to policies established by the Board of Directors of the Company. Pursuant to the DJ Greene Agreement, DJ Greene manages the Company's Value Equity Fund, directs purchases and sales of the portfolio securities for the Value Equity Fund and reports regularly thereon to the Company's officers and directors. The Company bears all other costs of its operations.

For its services under the Advisory Agreement, DJ Greene receives an advisory fee. The fee is payable monthly at an annual rate of .80% of the Value Equity Fund's average daily net worth. DJ Greene may waive all or part of its fee from time to time in order to increase the Value Equity Fund's net investment income available for distribution to shareholders. The Value Equity Fund will not be required to reimburse DJ Greene for any advisory fees waived.

The DJ Greene Agreement, dated September 3, 1996, was approved by the Company's Board of Directors on July 17, 1996, for an initial two year period. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Company and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors or by a vote of a majority (as defined under "General Information" - Capital Stock") of the outstanding shares of the Value Equity Fund, and, in either case, by a majority of the directors who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of any party by votes case in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Company or DJ Greene on 60 days' written notice and will terminate immediately in the event of its assignment.

SUB-ADVISER - U.S. SMALL CAP FUND

Rockefeller & Co., Inc. subject to the review and overall supervision of the Adviser, is responsible for managing the investment portfolio of the U.S. Small Cap Fund. Rockefeller & Co. is a registered investment adviser under the Investment Advisers Act of 1940. Its earliest predecessor was established in the 19th century for the benefit of John D. Rockefeller and his family. Today, Rockefeller & Co. is a private investment advisory and management firm that serves the needs of the Rockefeller family and those of a small number of other persons and institutions. As of January 1, 1996, Rockefeller & Co. managed over $3 billion in assets. Rockefeller & Co., with offices at 30 Rockefeller Plaza, New York, New York 10112, is a wholly-owned subsidiary of Rockefeller Financial Services, Inc., all of the voting shares of which are owned by the Rockefeller Family Trust. The Rockefeller Family Trust was established in 1979, primarily for the benefit of the grandchildren of John D. Rockefeller, Jr. and their descendants. The grantors of the trust property are the senior members of the Rockefeller Family. In 1980, Rockefeller & Co. was registered as an investment adviser and commenced providing management services to non-Rockefeller Family clients. Rockefeller & Co. provides comprehensive investment management services in the global equity and fixed-income markets. It allocates capital to asset classes with superior investment return potential, commensurate with the overall financial objectives and risk tolerances of its clients. Each asset class employed is managed by a specialized investment unit with dedicated investment and research professionals suited to its particular asset class or geographic region. Rockefeller & Co. maintains offices in New York, London and Hong Kong.

Rockefeller & Co. has been retained to provide sub-advisory services to the U.S. Small Cap Fund pursuant to an agreement between Rockefeller & Co. and OFFITBANK (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, OFFITBANK has delegated to Rockefeller & Co. the authority and responsibility to make and execute portfolio investment decisions for the U.S. Small Cap Fund within the framework of the U.S. Small Cap Fund's investment objectives, policies and restrictions, and subject to review by OFFITBANK and the Board of Directors of the Company. The Sub-Advisory Agreement provides that OFFITBANK, and not the U.S. Small Cap Fund will pay to Rockefeller & Co. monthly compensation based on the average daily net assets of the U.S. Small Cap Fund at the annual rate of 1.00%.

The Sub-Advisory Agreement, dated September 3, 1996, was approved by the Fund's Directors on July 17, 1996. The Sub-Advisory Agreement provides that it may be terminated without penalty by either the Fund or Rockefeller & Co. at any time by the giving of 60 days' written notice to the other and terminates automatically in the event of "assignment", as defined in the 1940 Act or upon termination of the Advisory Agreement. The Sub-Advisory Agreement provides that, unless sooner terminated, it shall continue in effect for an initial two year period, and from year to year thereafter only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Company or by a vote of the majority of the outstanding voting securities of the Fund, provided, that in either event, such continuance is also approved by the vote of the majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" of such parties cast in person at a meeting called for the purpose of voting on such approval.

REGULATORY MATTERS

OFFITBANK is a trust company chartered under the New York Banking Law and is supervised and examined thereunder by the New York Banking Department. OFFITBANK is prohibited by its charter from accepting deposits other than deposits arising directly from its exercise of the fiduciary powers granted under the New York Banking Law and, accordingly, is not an insured depository institution for purposes of the Federal Deposit Insurance Act or any other banking law or regulation.

Banking laws and regulations, as currently interpreted by the New York Banking Department, prohibit New York State chartered trust companies from controlling, or distributing the shares of, a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit such trust companies generally from issuing, underwriting, selling or distributing securities, but do not prohibit such trust companies from acting as investment adviser, administrator, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. OFFITBANK believes that it may perform the services described in this Prospectus with respect to the Company without violation of such laws or regulations. OFFITBANK is not a member of the Federal Reserve System and is not subject to the Glass-Steagall Act, the Bank Holding Company Act of 1956 or any other federal banking law or regulation that might affect its ability to perform such services.

If the Adviser or DJ Greene were prohibited from performing the services described in this Prospectus with respect to the Funds, it is expected that the Company's Board of Directors would recommend to each Fund's shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board of Directors. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

DISTRIBUTOR


OFFIT Funds Distributor, Inc., (the "Distributor"), a wholly-owned subsidiary of BISYS Fund Services Limited Partnership, with its principal office at 125 West 55th Street, New York 10019, distributes the shares of the Company. Under a distribution agreement with the Company (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Company. The Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares.

The Distribution Agreement will continue in effect with respect to a particular Fund from year to year if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who have no direct or indirect financial interest in the Agreement ("Qualified Directors") and who are not "interested persons" (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. In approving the continuance of the Distribution Agreement, the Directors must determine that the Agreement is in the best interest of the shareholders of the Fund.

ADMINISTRATION, FUND ACCOUNTING,  CUSTODY AND TRANSFER AGENCY SERVICES

BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") provides the Company with administrative services pursuant to an Administration Agreement dated October 1, 1996 (the "Administration Agreement"). BISYS Fund Services, Inc. provides the Company with fund accounting services pursuant to a Fund Accounting Agreement dated October 1, 1996 (the "Fund Accounting Agreement"). Both the Administration Agreement and the Fund Accounting Agreement continue to be in effect until January 1, 1998 and from year to year thereafter if such continuances are approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act).

Pursuant to the Administration Agreement, BISYS performs certain administrative and clerical services, including calculating the net asset value of each Fund, certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments and maintenance of certain books and records; and certain services to the Company's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders. BISYS also furnishes office space and certain facilities reasonably necessary for the performance of its services under the Administration Agreement, and provides the office space, facilities, equipment and personnel necessary to perform the following services for the Company: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Company operations, including custodian, accountants and counsel and other parties performing services or operational functions for the Company. As compensation for its administrative services, BISYS receives a monthly fee, based on an annual rate of .15% of aggregate average daily net assets of the Funds plus an annual fee of $30,000 for each Fund.

BISYS Fund Services, Inc. serves as the Company's Transfer Agent and Dividend Disbursing Agent pursuant to a transfer agency agreement (the "Transfer Agency Agreement") with the Company. Under the Transfer Agency Agreement, BISYS Fund Services, Inc. has agreed, among other things, to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Directors concerning each Funds' operations. Each Fund pays BISYS Fund Services, Inc. such compensation as may be agreed upon from time to time. The Transfer Agency Agreement continues in effect until January 1, 1998 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.

The Bank of New York ("BONY") serves as the Company's custodian, with respect to all Funds, other than the Emerging Markets Fund, pursuant to a custodian agreement (the "BONY Custodian Agreement") with the Company. BONY is located at 90 Washington Street, New York, New York 10286. Under the BONY Custodian Agreement, BONY has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. BONY is authorized under the BONY Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that BONY remains responsible for the performance of all of its duties under the BONY Custodian Agreement. BONY is entitled to receive such compensation from the Funds as may be agreed upon from time to time.

The Chase Manhattan Bank, N.A. ("Chase") serves as the Company's custodian, with respect to the Emerging Markets Fund only, pursuant to a custodian agreement (the "Chase Custodian Agreement") with the Company. Chase is located at 4 MetroTech Center, 18th Floor, Brooklyn, New York 11245. Under the Chase
Custodian Agreement, Chase has agreed to (i) maintain a segregated account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase is authorized under the Chase Custodian Agreement to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that Chase remains responsible for the performance of all of its duties under the Chase Custodian Agreement. Chase is entitled to receive monthly fees under the Chase Custodian Agreement based upon the types of assets held by each Fund, at the annual rate of .0865% on the first $10 million and .05% on amounts in excess thereof for assets held in the United States and .20% on the first $10 million and .15% on amounts in excess thereof for assets held outside the United States, except that with respect to assets held in certain emerging market countries, the annual fee shall be .30% of such Fund's assets held in the particular type of security. The Chase Custodian Agreement continues in effect until December 31, 1996 and from year to year thereafter if such continuance is approved at least annually by the Company's Board of Directors and by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any party, and such Agreement may be terminated by either party on 60 days' written notice.


OTHER INFORMATION CONCERNING FEES AND EXPENSES

All or part of the fees payable by any or all of each of the Funds to the organizations retained to provide services for each of the Funds may be waived from time to time in order to increase such Funds' net investment income available for distribution to shareholders or total return.


Except as otherwise noted, OFFITBANK , BISYS and BISYS Fund Services, Inc. bear all expenses in connection with the performance of their advisory and administrative services respectively. The Company bears the expenses incurred in its operations, including: taxes; interest; fees (including fees paid to its directors who are not affiliated with the Company); fees payable to the SEC; costs of preparing prospectuses for regulatory purposes and for distribution to shareholders; advisory and administration fees; charges of its custodian and transfer agent; certain insurance costs; auditing and legal expenses; fees of independent pricing services; costs of shareholders' reports and shareholder meetings, including proxy statements and related materials; and any extraordinary expenses. The Company also pays for brokerage fees and commissions, if any, in connection with the purchase of portfolio securities.



                             PORTFOLIO TRANSACTIONS

The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, except as stated below, the Adviser is primarily responsible for the Company's portfolio decisions and the placing of the Company's portfolio transactions. DJ Greene is primarily responsible for the portfolio decisions and the placing of the portfolio transaction for the Value Equity Fund. Rockefeller & Co., however, under the supervision of the Adviser, is primarily responsible for the portfolio decisions and the placing of the portfolio transactions for the U.S. Small Cap Fund.


With respect to the U.S. Government Fund High Yield Fund, Emerging Markets Fund, Global Convertible Fund and Total Return Fund, portfolio securities normally will be purchased or sold from or to dealers at a net price, which may include dealer spreads and underwriting commissions. With respect to the U.S. Small Cap Fund , Value Equity Fund, purchases and sales of securities on a stock exchange are effected through brokers who charge a commission. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In placing orders, it is the policy of the Company to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser, DJ Greene and Rockefeller & Co. each generally seeks a competitive price in placing its orders, the Company may not necessarily be paying the lowest price available.

Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless the transaction is conducted in accordance with procedures established by the Company's Board of Directors and complies in all other respects with certain criteria or an exemptive order allowing such transactions is obtained from the SEC. Affiliated persons of the Company, or affiliated persons of such persons, may from time to time be selected to execute portfolio transactions for the Company as agent. Subject to the considerations discussed above and in accordance with procedures adopted by the Board of Directors, in order for such an affiliated person to be permitted to effect any portfolio transactions for the Company, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees and other remuneration received by other brokers in connection with comparable transactions. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length agency transaction.

Investment decisions for the Company are made independently from those for other funds and accounts advised or managed by the Adviser, DJ Greene or Rockefeller & Co., as the case may be. Such other funds and accounts may also invest in the same securities as the Company. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Company, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Company or the price paid or received by the Company. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security. To the extent permitted by law, the Adviser, DJ Greene and Rockefeller & Co. may aggregate the securities to be sold or purchased for the Company with those to be sold or purchased for other funds or accounts in order to obtain best execution.

                               PURCHASE OF SHARES

The Company reserves the right, in its sole discretion, to (i) suspend the offering of shares of each of its Funds, and (ii) reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Company.

                              REDEMPTION OF SHARES

The Company may suspend  redemption  privileges  or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "NYSE") or the bond market is closed, or trading on the NYSE is restricted as determined by the SEC,
(ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and
(iii) for such other periods as the SEC may permit.

Furthermore, if the Board of Directors determines that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price, in whole or in part, by a distribution in kind.

                            PERFORMANCE CALCULATIONS

The Company may from time to time quote various performance figures to illustrate the past performance of each of its Funds. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the SEC methods for computing performance follows.

TOTAL RETURN

A Fund's average annual total return is determined by funding the average annual compounded rates of return over 1, 5 and 10 year periods (or, if sooner, the period since inception of the Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assures that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period (or, if shorter, the period since inception of the Fund) and the deduction of all applicable Fund expenses on an annual basis. Average annual total return is calculated according to the following formula:

                ^n
         P (1+T)   = ERV

Where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

A Fund may also calculate total return on an aggregate basis which reflects the cumulative percentage change in value over the measuring period. The formula for calculating aggregate total return can be expressed as follows:

              Aggregate Total Return = [(ERV) - 1]
                                         ---
                                          P

In addition to total return, each Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                            a-b     ^6
              Yield = 2 [ ( ---  +1)    - 1]
                            cd

Where: a =  dividends and interest earned during the period.

       b =  expenses accrued for the period (net of reimbursements).

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d =  the minimum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

The performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or other independent services which monitor the performance data of investment companies, and may be quoted in advertising in terms of their rankings in each applicable universe. In addition, the Company may use performance reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Institutional Investor, Money, Morningstar, Mutual Fund Values, The Wall Street Journal, The New York Times and U.S.A. Today.

Performance information presented for each of the Funds should not be compared directly with performance information of other insurance products without taking into account insurance-related charges and expenses payable under the variable annuity contract and variable life insurance policy. These charges and expenses are not reflected in the Funds' performance and would reduce an investor's return under the annuity contract or life policy.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Each Fund intends to qualify to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986 (the "Code"). If so qualified, each Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of insurance companies that hold its shares. In addition, if each Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the 4% federal excise tax otherwise applicable to the RIC's on any of its income or gains. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies. Under current tax law, capital gains or dividends from any Funds are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract.

Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified", in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, that RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Each Fund plans to satisfy these conditions at all times so that each segregated asset account of a life insurance company investing in the Funds will be treated as adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectuses used in connection with the issuance of their particular contracts or policies.

                        DETERMINATION OF NET ASSET VALUE

The Company values the shares of each Fund daily on each day the New York Stock Exchange (the "NYSE") is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, the Fourth of July,

Labor Day, Thanksgiving and Christmas. The Company determines net asset value as of the close of the NYSE. However, equity options held by a Fund are priced as of the close of trading at 4:10 p.m, and futures on U.S. government securities and index options held by a Fund are priced as of their close of trading at 4:15 p.m.

Each Fund determines net asset value as follows: Securities for which market quotations are readily available are valued at prices which, in the opinion of the Directors, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sales price on or, if no sales are reported (as in the case of some securities traded over-the-counter) the last reported bid price, except that certain U.S. government securities are stated at the mean between the reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market. All other securities and assets are valued at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Company's Board of Directors.

If any securities held by a Fund are restricted as to resale, their fair value will be determined in good faith by, or under procedures established by, the Company's Board of Directors. The Directors periodically review such valuations and procedures. The fair value of such securities is generally determined as the amount which Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

To the extent a Fund invests in foreign securities, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE. Occasionally, events which affect the values of such securities (and, with respect to foreign securities, the value of the currency in which the security is denominated) may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by, or under procedures established by, the Company's Board of Directors.


                               GENERAL INFORMATION

CAPITAL STOCK

All shares of the Company have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law. As used in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Company and all Funds, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Company's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting any single Fund (e.g., approval of Advisory Agreements), means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Each share of a Fund of the Company is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Company's Board of Directors. In the event of the liquidation or dissolution of the Company, shares of a Fund are entitled to receive the assets allocable to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-accessible, fully transferable and redeemable at the option of the holder.

As of the date of this Statement of Additional Information, OFFIT Funds Distributor, Inc. was the record and beneficial owner of all of the outstanding shares of the Company's common stock and thus may be deemed to "control" the Company as that term is defined in the 1940 Act. The shares held by OFFIT Funds Distributor, Inc. are intended to enable the Company to meet an initial capitalization requirement imposed under the 1940 Act. OFFIT Funds Distributor, Inc. has undertaken that the shares were purchased for investment purposes only and that they will be sold only pursuant to a registration statement under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements thereof.

INDEPENDENT ACCOUNTANTS

Price  Waterhouse  LLP serves as the  independent  accountants  for the Company.
Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

COUNSEL

Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to each of the Funds.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

The unaudited financial statements for OFFITBANK VIF-High Yield Fund and OFFITBANK VIF-Emerging Markets Fund for the period ended September 30, 1996 and the unaudited statement of assets and liabilities and report thereon for the Company for the period ended September 30, 1996 are included herein by reference to the Company's Semi-Annual Report to Shareholders dated November 30, 1996.